UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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THE AES CORPORATION

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This Schedule 14A relates solely to preliminary communications made prior to furnishing stockholders of The AES Corporation (the “Company”) with a definitive proxy statement related to a proposed transaction with Horizon Parent, L.P., a Delaware limited partnership (“Parent”), and Horizon Merger Sub, Inc., a Delaware corporation (“Merger Sub”), upon the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated as of March 1, 2026, by and among the Company, Parent and Merger Sub.

The following information was posted on The AES Corporation’s microsite (www.TheFutureofAES.com) on March 2, 2026.

Read About AES’ Transaction Stakeholder Benefits About the Consortium FAQs Resources Consortium Led by Global Infrastructure Partners and EQT Agrees to Acquire AES Positioning AES to Accelerate Growth as a Leading Clean Energy Platform Across the Americas AES has entered into an agreement under which a consortium of investors led by Global Infrastructure Partners (“GIP”) and EQT, along with co-underwriters California public Employees’ Retirement System (“CalPERS”) and Qatar Investment Authority (“QIA”), will acquire the Company. Following the close of the transaction, AES will become a private company and will have enhanced financial flexibility and improved access to long-term capital needed to accelerate our growth strategy. Delivering on Our Commitments to Stakeholders and the Communities We Serve TRANSACTION TERMS Delivering Clear and Compelling Value to Stockholders $15.00 per share in cash $10.7B total equity value $33.4B total enterprise value1 40.3% premium to AES’ 30-day volume weighted average share price prior to July 8,2025, the last full day of trading prior to the first media report of a potential acquisition Unanimously approved by the AES Board of Directors Clear path to completion in late 2026 or early 2027 1Enterprise value based on proportional of $22,724 million and a share count of 712 million, as of December 31, 2025. Consolidated net debt was $27,561 million as of December 31, 2025.Jay Morse Chairman and Lead Independent Director of the AES Board of Directors Following a rigorous review of strategic options, the AES Board determined that this transaction with the Consortium maximizes value for stockholders and provides compelling cash value. Weran a robust process that included several parties and evaluated the transaction with the Company’s standalone prospects in mind. AES has a significant need for capital to support growth beyond 2027, particularly given the significant new investments in both US generation and utilities businesses. In the absence of a transaction with the Consortium, the Company would likely require a plan that includes reduction or elimination of the dividend and/or substantial new equity issuances. After extensive work and deliberation, we concluded that this transaction is in the best interest of AES stockholders. Andres Gluski President and Chief Executive Officer of AES Over the course of our 45-year history of powering industries and shaping the future of energy, AES has built a diverse portfolio to meet the evolving power needs of our customers and communities. We believe this transaction maximizes value for existing stockholders and positions the Company for long-term success as we continue delivering on our commitments to customers, communities and people. We look forward to partnering with the Consortium, which has expressed an appreciation for the value of AES’ innovation, global reach and diverse portfolio. Bayo Ogunlesi Chairman and Chief Executive Officer of Global Infrastructure Partners, a part of BlackRock We are excited to announce our acquisition of AES, a market leader in the power generation and supply business with a long and storied history. AES is a leader in competitive generation, and at a time in which there is a need for significant investments in new capacity in electricity generation, transmission and distribution, especially in the United States of America, we look forward to utilizing GIP’s experience in energy infrastructure investing, as well as our operational capabilities to help accelerate AES’ commitment to serve the market needs for affordable, safe and reliable power. Masoud Homayoun Head of EQT Infrastructure As one of the largest energy infrastructure investors globally, we are seeing first-hand the increasing need for a secure energy supply amid expanding power demand worldwide. EQT’s acquisition of AES will support the growth and modernization of essential energy infrastructure that underpins energy security, electrification, digitalization and resilient power systems acrosskey markets. We look forward to working with the AES team to strengthen its operating platform, including enhancing reliability and long-term competitiveness, while supporting a responsible and sustainable energy transition. Sarah Corr CalPERS managing Investment Director for Real Assets We are pleased to participate in this landmark investment in AES. The Company’s strong market position and exposure to long-term demand trends make it a natural fit within our Infrastructure portfolio, and we value the partnership with our consortium members. Mohammed Saif AI-Sowaidi QIA CEO QIA is committed to making energy transition a eality by providing long-term capital to companies with proven capabilities in delivering operational excellence to the communities they serve. We are proud to support AES as the Company grows and expands its leadership in the clean energy space across the Americas.

Supporting AES Employees The Consortium recognizes that AES’ employees and capabilities are central to the Company’s success and long-term value strategy and will support business continuity and stability with an emphasis on retaining and developing talent. Continuing Community Engagement Programs Under the Consortium’s ownership, AES expects to maintain its existing program of community engagement and stakeholder support-this includes economic and charitable contributions within its operating communities and investmentsin corporate resources and employee volunteer programs. Maintaining Rates for Utility Customers The acquisitions not expected to impact customer rates in AES’ regulated utilities. No costs associated with the acquisitions-including any premium paid or transaction-related expenses-will be borne by utility ratepayers. For AES’ electric utilities in Indiana and Ohio, the Company is committed to maintaining reliable service and affordable rates for all customers. Following the close of the transaction, AES Indiana and AES Ohio will continue to be regulated by local, state and federal/national authorities.

Committed Maintaining An Investment Grade Credit Profile The Consortium expects to maintain an investment grade profile aligned with the Company’s financing strategy. Retaining Current Leadership and Headquarters This transactions reflects the Consortium’s confidence in the Company’s strategic positioning, capabilities and senior leadership. The Consortium intends to work closely with management and the Board to support the continued execution of the Company’s strategic priorities and long-term value creation-AES will continue to be headquarter in Arlington, Virginia.

The Consortium has deep experience investing in energy infrastructure businesses and shares AES’ commitment tosafety, affordability and customer service Part of BlackRock and is a leading private infrastructure investor with over a 19-year track record; specialize in owning and operating some of the largest and most complex assets across the energy, transport, digital infrastructure water and waste management sectors A purpose-driven global investment organization with a 30- year track record and $316B in total assets under management; one of the largest global infrastructure investors globally with 50 infrastructure assets totaling $91B in total assets under management, across the energy and environmental, digital, transport and social sectors The largest defined benefit public pension fund in the U.S. with experience in investing in regulated utilities, transportation,renewable power generation and digital infrastructure One of the world’s largest and most active sovereign wealth funds; invests across a wide range of asset classes and regions as well as in partnership with leading institutions around the world to build a global and diversified investments portfolio with a long-term perspective that can deliver sustainable returns and contribute to the prosperity of the State of Qatar

Creating Value for All AES Stakeholders For Employees Consortium recognizes that AES’ employees and capabilities are central to the Company’s success and long-term value creation strategy Consortium will support business continuity and stability with an emphasis on retaining and developing talent Consortium is committed to investing behind the team’s strategy, innovations and operational excellence, providing the resources and stability needed to execute on growth opportunities across the platform For Utility Customers Will continue to prudently invest in utility assets to meet growing energy needs of AES’ 2.7 million customers No costs associated with the acquisition-including any premium paid or transactions-related expenses-will be borne by utility ratepayers Allows the Company to enhance its critical energy infrastructure assets and deliver reliable energy solutions to customers Not expected to impact customers rates in regulated utilities For Corporations, Commercial and Industrial Customers Gaining support from a consortium that shares AES’ commitment to safety, affordability and customer service will enhance AES’ operations and be an even strong partner

Top FAQsWhy this acquisition? Why now?The transaction builds on our 45-year history of powering industries and shaping the future of energy The ABS Board conducted arignous.rowww.of strategic options, which included evaluating the transaction with the Company standaona prospects inmnd and unanimously determined that this transaction with the Consortium maximas value for stockickersandine best trustAES has a sagvicant need for capital to support growth bevond 2007, particularly çiven new investments in both US generation and utilities businesses in the absence of a transaction with the Corrscrtium, the Company would requrie aftomutive sources of funding which could include a mutorul reduction in its dividend xayrents or the uncofuny Wehave foundinthe Consortiumcomplementary experties and an appreciation for the valuerof Annovation global reach and diverse portfolio In short we belleve that this bensactionmaximies value for existing stockholders and positions the Company for long-termsuccess we continue dellreing What is the Consortium planning to do with AES? Will there be changes to the Company’s strategy or the services it provides?The Consortiumiscommittedtoinesting behindthebens strategy innovation and operational excellence, providing the worsand stabilly needed toexecuteongrowhopportunities across ABS platform hot only does the Consortium hans complantentary experts buthey have a deep appreciation for our innovation, globatrach diese por folks undthe mength of our leadership team and employee bass Importantly the Consortium Intenas to work closely with our management them and the Board to support continued execution of our stategie pronties andiong-term value creation Racognous that AES emmpibyess and capabilities au contrul to the Companyusun and long-tumvalue crutenant will support business continuity and stabality withanempruvasoretaning andideveloping onk and commitedtoinvesting behind the loomis sirotegy innovation and operational excellence, providing the resources and stability we need to execute on the growthuponusas our platform They bolove ALS well-positioned to address customer needs through its novative capabilites, supported by its wonted management team and workforce andlook forwardto partnering with the Company to support continued execution ant value crea Wmall that saics Carportant to remember that the announcinet is only the first step in a longer processAs we work through these next steps, we nemana public, independent company and we will continue operating as we do today We will provide any relevant updates throughout the process as appropriate What will the impact on corporate customers be? Will this announcement impact AES’ products and services? With the Consortum support AES will be able to build on our 4-year history of powering industries and shaping the future of energy hotangis changngtoday Afcument contracts will remaininplace and customers will be able to work with the same AEB contact an always Forenewatile ardoorporale comers, ABS will continue lo irinesete kor hyperscaler, mining, and other arge-loadcntoners delivering scalable reliable devan energyanktionsins portgowegentricity demantanddecaocuongnam short, wie aneconfident we will be positioned to be an even stronger partner tour customers as ver capture the opportunities driven by the nangdeenend energy infastructure key markets Will AES continue to contribute to the local community? Wearedeely grateful for the community and reseconships we have developed over the course of cur 45-year history Our commitment to protecting workers communices and the environment is unchanged We are deecly get for the community and reconships we have developed ove the course of our 45-year bestoryOur commitment to protecting workers communes and the environment is unchanged This means that AES wifimantan community parthenhos and stakehokier engagement programs, induding ocalaconomic dowwopment, satansibility and educationinta With that. AES wilamaina tamkar and engaged presence inaall of its operating locations we will keep our local offices, local leadership and local worktarpein place, ensuring that decisions remain community-focused and that AES-continues to be a good reighbor and partner in every amo whemit does bunress in indiana and Ohio the Consortiumis.commiffedtumaintaining the AESulites ocal headquarters chantsible giving economic development initiatives t income cultume support.progrms, and broder communitypartnerships inloda and OticThese utilities have long served as significant employens and community partners in their respective states, and those comitments wifi continue under the Consortaunts ownershipWith respect to the Company’s headquarters and following the completion of the transaction AES will remain headquartered in rington, Virgnia What does this transaction mean for AES’ stakeholders? This arveac fting transaction for AES, and one thit wilt erubi to move fonn an even stronger partner’to our stakehcidens The Consortiumaõñâíåðåêðîïèïîâ wouting innebergy.reg.adud Rasand anergy shastructurs and shams AES commèòêèòå ïîëíûéèëó sffordability and customerservice We are confident this will result in positive cutoomes for AES sur customers, communitiesand employees Unti theras we work through these ned steps wangman a public, independant company and we will continue operating se we do today Will there be changes to employees’ day-to-day as a result of the acquisition?This transactionepresents an exciting step forwardin AES journey that allows us to continueto growand meet the needs of our customers and communities. The will also ensure we wilt have the financial and strategic hexibility to capture the meaning opportunities infrontatus and position the Company for long-term Working with some of the largest investors in the industry will create new and exciting opportusties for the AESteam Importantly the Consortium intends to won closely with our manegement team and the Boardto support.continued executiun of our strategicgrionties and long-term value creation Recognaestrat AES employses and capabilitiesam centersil to the Company’s succes and long-term value creation and we support business continutyand stability withavemphasis on retaining and developing talent and commstadtonvesting behind the teams stodigy Innustion and opernational axxcolencs provong the sources and stability we need to execute on the growth opportunities across our platformThey believe AEiweil postioned supported by tatalented workforce and innovative capabilities and look forward to partnerng with the Company to support continued execution. We do not anticipatst any changes to roles or day to day responsibilities as aresult of this transaction As we work through these ned steps AEBis continuing to openstrasseparatis, independent company The most important thing for allotus to do is remain focused on yourday-to-day meponsibles and heping secule our purpose-Improving Ikes.y coelensting the future of energy What does this acquisition mean for AES Indiana/Ohio customers? Asacrivate company, ABS will continue to invest prudently inutility amets to moet the growing energy needs olat 1million customers of AES indana and ABS Ohio AES guiadultes will contrue to coenaste under exstrig registory framework with norexpected impactonicustomer rates areult of the transaction No costs associated with the acquation-ncludingary premiknipidor ftowaction-nated expwilbe bome byulfty ratepayers.The focusremaris on delivering sate and reliable electricity to customers in Indiansand ChioThe Consortium is also committed to maintaining the ultes/localheachquarters, charitable giving, economic development initiatives low-income-cutter Support programs and broader community partnerships in Indant and Onc These utilities have long served as significant employers and community partners in their respective states and thoser comadments will continue under the Consortium’s ownership Will you continue to maintain your international operations? support programs and broader communitypamerships in Indarsand Onic These utliers have long serveisignificantemplbyers and community partners in their nepiec the states and those comments wif.continue under the Consurtumscwnership Will you continue to maintain your international operations?Ves the Company intends tomentan operations outside of the LE loot AES witromana familiar and engaged presence in its operating locators eve will keep its local ofices, local eadership and local workforce in place, ensuring that asosan remain commurity-focused and that AES continues to be a good neighbor and partner inawas where doestrusness. Wen that the Gonsorlummecognizes the importance of AES power generationand energy inmastructure assets across key markets and intends to support continuedimnontand modunationed the systems to mantan dable restent power infissa ucturs andlong-tarmanergy security Who do I contact if I have questions about my service? Can I continue to reach out to my regular AES contact? Tis business as usual, and you should not expect any changes exthe way we wonth our customers or business partiens Weabahiave a dedicated website at The Future QUAES.com, which wil house tramacion delain for your reference customers or other business partnershave attenaiquetons cesse contact your reguAY AES contact We will provide updates throughout theprocess.aíapproprie When is the transaction expected to close? What are the next steps?The transactionis expected to dicere 2006 or early 2027, subject to approval by ABS stockholens the receipt of applicable fedeos state andforsign gadory approvals and the satefaction of other customary closing conditions As we work th

ix.gh the approval prîñåâà, èíå ïîòæèãàpuble independient company and we will continue operating as we do today La AES ContactsInvestor contact Gusonercourt 703-6824204 com Medie contact Amy Ackerman 103-682-6300GIP Contact Mata Rit 90747-4150 EQT Contact Matteoo M 917-00-0606

Resources

Press Releases

March 2, 2026 Transaction Announcement Press Release — Download PDF

Investor Presentation

March 2, 2026 Transaction Announcement Investor Presentation — Download PDF

Infographics

March 2, 2026 Consortium led by Global Infrastructure Partners and EQT agrees to acquire AES — Download PDF

SEC Filings

View on our website

AES Contacts

Investor contact
Susan Harcourt
703-682-1204
susan.harcourt@aes.com

Media contact
Amy Ackerman
703-682-6399
amy.ackerman@aes.com

GIP Contact

Mustafa Riffat
917-747-4156
mustafa.riffat@blackrock.com

EQT Contact

Mathilde Milch
917-510-6626
mathilde.milch@eqtpartners.com

Privacy Policy

Resources March 2,2026 Transaction Annoouncemnets Press Release Press Releases Investor Presentation March 2, 2026 Transaction Announcemnts Presentaion Infographics March 2,2026 Consortiumled byGlobal Infrastrucyure Partners EQT agrees to acquire AES SEC Filings AES Contacts Investor contact susan Harcourt 703-682-6399 amckraman@aes.com GIP contact Musafa Riffat b917-747-4156 mustafa.riffat@blackrock.com EQT Contact Matjilde Milch 917-510-6626 mathilde.milch@aqtpatrtners.com

Important Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction between AES and Horizon Parent, L.P. In connection with the proposed transaction, AES expects to file a proxy statement on Schedule 14A with the Securities and Exchange Commission (“SEC”). AES also may file other documents with the SEC regarding the proposed transaction. This communication is not a substitute for the proxy statement or any other document AES has filed or may file with the SEC and send to its stockholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the proxy statement (when available) and other documents that are filed or will be filed with the SEC by AES through the SEC’s website at www.sec.gov or through AES’ website at https://www.aes.com/investors/ or by contacting AES’ Investor Relations Team at invest@aes.com.

Participants in the Solicitation

AES, its directors and officers and other employees may be deemed to be participants in the solicitation of proxies from AES’ stockholders in connection with the proposed transaction. Additional information regarding the identity of the participants, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction (if and when they become available). Information relating to the foregoing can also be found in the “Compensation Discussion & Analysis,” “Security Ownership of Certain Beneficial Owners, Directors, and Executive Officers” and “Proposal 1: Election of Directors” sections in AES’ proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on March 19, 2025 (the “Annual Meeting Proxy Statement”). To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Annual Meeting Proxy Statement, such information has been or will be reflected on AES’ Initial Statements of Beneficial Ownership on Form 3 and Statements of Change in Ownership on Form 4 that are filed or will be filed with the SEC. You may obtain free copies of these documents (when available) using the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the proposed transaction between AES and Horizon Parent, L.P. (the “Transaction”), including financial estimates and statements as to the expected timing, completion and effects of the Transaction. These forward-looking statements are based on AES’ current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by AES, all of which are subject to change. Forward-looking statements involve a number of risks and uncertainties, because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the Transaction on anticipated terms and timing; (ii) the risk that the conditions to the completion of the Transaction, including obtaining required stockholder and regulatory approvals, are not satisfied in a timely manner or at all; (iii) potential litigation relating to the Transaction, including resulting expense or delay, and the effects of any outcomes related thereto; (iv) the risk that disruptions from the Transaction will harm AES’ business, including current plans and operations; (v) the ability of AES to retain and hire key personnel; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (vii) continued availability of capital and financing and rating agency actions; (viii) certain restrictions during the pendency of the Transaction that may impact AES’ ability to pursue certain business opportunities or strategic transactions; (ix) significant transaction costs associated with the Transaction; (x) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction, including in circumstances requiring AES to pay a termination fee or other expenses; (xii) competitive responses to the Transaction; and (xiii) the risks and uncertainties pertaining to AES’ business, including those set forth in Part I, Item 1A of AES’ most recent Annual Report on Form 10-K and Part II, Item 1A of AES’ subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by AES with the SEC. These risks, as well as other risks associated with the Transaction, will be more fully discussed in the proxy statement to be provided to AES’ stockholders in connection with the Transaction. While the list of factors presented here is, and the list of factors to be presented in the proxy statement will be, considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. These forward-looking statements speak only as of the date they are made, and AES does not undertake to and specifically disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

The following buyer infographic was made available to employees of The AES Corporation on March 2, 2026.

Transition of ownership to experienced investors Consortium has deep experience investing in renewable energy, regulated utilities and energy infrastructure Consortium believes AES is well-positioned to address customer needs through its innovative capabilities, supported by its talented management team and workforce and looks forward to partnering with the Company to support continued execution and value creation Consortium shares AES’ commitment to safety, affordability and customer service Better positions AES to drive long-term growth across its business lines including regulated electric utilities and clean energy in the U.S. and critical energy infrastructure assets in Latin America Increased financial flexibility as a private company to advance AES’ strategy and meet the needs of its customers and communities GIP, EQT, QIA and CalPERS bring deep experience investing in and supporting infrastructure and energy businesses, including regulated utilities Global Infrastructure Partners (GIP) a part of BlackRock Leading infrastructure investor with 19-year track record and $193B in assets under management as of 2025 EQT Largest private markets investor outside North America with $316B in total AUM and over $91B in total infrastructure AUM Specializes in investing in, owning and operating some of the largest and most complex assets across the energy, transportation, digital infrastructure, and water and waste management sectors Deep experience across the energy value chain, including renewables, utilities, and LNG/midstream Long-term strategic partner providing capital, innovative solutions, operational improvement, and sector expertise Invests in high-quality infrastructure businesses, including the energy and environment, digital, logistics and transportation and social sector, that provide essential services to society One of the largest energy infrastructure investors globally with 100 GW+ energy pipeline across the portfolio Brings hands-on support to management teams and deep operational expertise in areas such as AI, digitalization and sustainability Select Investment Select Investments CalPERS Largest U.S. public pension fund managing over $563B in total assets Qatar Investment Authority (QIA) Sovereign Wealth Fund of the State of Qatar Manages retirement and health bene?ts for 2+ million California public workers, retirees and their families Portfolio spans asset classes, industries and geographies, with experience in investing in regulated utilities, transportation, renewable power generation and digital infrastructure One of the world’s largest and most active sovereign wealth funds Invests across a wide range of asset classes and regions as well as in partnership with leading institutions around the world to build a global and diversi?ed investment portfolio with a long-term perspective that can deliver sustainable returns and contribute to the prosperity of the State of Qatar

Important information and where to ?nd it This communication may be deemed to be solicitation material in respect of the proposed transaction between AES and Horizon Parent, L.P. In connection with the proposed transaction, AES expects to file a proxy statement on Schedule 14A with the Securities and Exchange Commission (“SEC”). AES also may file other documents with the SEC regarding the proposed transaction. This communication is not a substitute for the proxy statement or any other document AES has filed or may file with the SEC and send to its stockholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the proxy statement (when available) and other documents that are filed or will be filed with the SEC by AES through the SEC’s website at www.sec.gov or through AES’ website at https://www.aes.com/investors/ or by contacting AES’ Investor Relations Team at invest@aes.com. Participants in the solicitation AES, its directors and officers and other employees may be deemed to be participants in the solicitation of proxies from AES’ stockholders in connection with the proposed transaction. Additional information regarding the identity of the participants, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction (if and when they become available). Information relating to the foregoing can also be found in the “Compensation Discussion & Analysis,” “Security Ownership of Certain Beneficial Owners, Directors, and Executive Officers” and “Proposal 1: Election of Directors” sections in AES’ proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on March 19, 2025 (the “Annual Meeting Proxy Statement”). To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Annual Meeting Proxy Statement, such information has been or will be reflected on AES’ Initial Statements of Beneficial Ownership on Form 3 and Statements of Change in Ownership on Form 4 that are filed or will be filed with the SEC. You may obtain free copies of these documents (when available) using the sources indicated above. Cautionary statement regarding forward-looking information The statements contained in this communication and statements that AES may make orally in connection with this communication that are not historical facts, including financial estimates and statements as to the expected timing, completion and effects of the transaction, are forward-looking statements. These forward-looking statements are based on AES’ current expectations, estimates and projections regarding, among other things, the expected date of closing of the transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by AES, all of which are subject to change. Actual results may differ materially from those projected in the forward-looking statements. These forward-looking statements involve risks and uncertainties and investors are directed to the risks discussed in documents filed by AES with the Securities and Exchange Commission, including the Form 8-K and press release filed by AES on March 2, 2026 announcing the transaction and the proxy statement to be provided to AES’ stockholders in connection with the transaction.

The following is a toolkit containing talking points related to the Merger circulated to certain employees of the Company on March 2, 2026.

Master Stakeholder Talking Points

All Audiences

What We Announced

•

AES recently announced that we have agreed to be acquired by a consortium of investors led by Global Infrastructure Partners, or GIP, and EQT. The other members of the consortium are CalPERS and Qatar Investment Authority, or QIA.

•

This is an important step forward in our journey, one that will allow us to accelerate our strategy, create compelling near-term value for our stockholders, and better position AES to drive long-term growth across our business units including regulated electric utilities and clean energy in the U.S. and critical energy infrastructure assets in Latin America.

•	Upon completion of the transaction, AES will become a privately held company.

Why Now?

•	Over the course of our 45-year history, AES has powered industries and shaped the future of energy, and we are now the largest supplier of clean energy to corporations globally.

•	We are incredibly proud of the work we have done and continue to do every day to meet the needs of our customers and communities around the world.

•	However, we operate in a rapidly growing industry, with electricity demand from data centers expected to nearly triple by 2030 according to S&P.

•	This transaction is a critical part of our efforts to ensure that AES can continue to meet rising demand and the needs of our customers.

•

After conducting a rigorous review of strategic options available to the Company, the AES Board of Directors unanimously determined that the best path forward for us and all of our stakeholders is to engage in this transaction with the Consortium.

•	The Consortium shares AES’ commitment to safety, affordability and customer service.

•	With the Consortium’s support, AES will benefit from enhanced financial flexibility and improved access to long-term capital to accelerate its growth strategy.

•	We are incredibly excited to partner with them as we enter our next chapter of growth.

Who Are the Members of the Consortium?

•	GIP, EQT, QIA and CalPERS bring deep experience investing in and supporting infrastructure and energy businesses, including regulated utilities

•

GIP is a leading infrastructure investor that specializes in investing in, owning and operating some of the largest and most complex assets across the energy, transport, digital infrastructure and water and waste management sectors.

•	In 2024, GIP was acquired by BlackRock, which is the world’s largest asset manager, overseeing trillions of dollars in investments.

•

We have come to know GIP well through our collaboration in Chile and Panama over the past 10 years, where they have been strong supporters of our vision and values, and we have long respected EQT’s success in our sector – we have also cultivated a strong relationship with the AES management team over many years.

•

EQT is a purpose-driven global investment organization and the largest private markets firm outside North America, with $316B in total AUM, and 50 infrastructure assets totaling $91B in AUM across the energy and environmental, digital, transport and social sectors.

•

As one of the largest energy infrastructure investors in the world, EQT has a 100 GW+ energy pipeline across its active portfolio, and decades of experience partnering with leading energy companies including Cypress Creek Renewables, Scale, Madison Energy Infrastructure, Zelestra and OX2.

•	CalPERS is the largest U.S. public pension fund, managing retirement and health benefits for more than 2 million California public workers, retirees and their families.

•	Finally, the Qatar Investment Authority, one of the world’s largest and most active sovereign wealth funds, investing globally across asset classes and regions.

•

Partnering with the Consortium will ensure that AES has financial and strategic flexibility to accelerate our growth strategy and capture the meaningful opportunities in front of us, positioning the Company for long-term success.

•	Importantly, all of our investors believe AES is well-positioned to address customer needs through our innovative capabilities, supported by our talented management team and workforce.

Next Steps

•	It’s important to keep in mind this announcement is only the first step in this process, and nothing is changing today.

•

The transaction is subject to approval by AES stockholders, the receipt of applicable federal, state and foreign regulatory approvals, as well as the satisfaction of other customary closing conditions.

•	We expect the transaction to close in late 2026 or early 2027.

•	Once that happens, AES will become a private company.

•	This means that our common stock will no longer be listed or traded on the New York Stock Exchange.

•	Importantly, however, AES will remain headquartered in Arlington, Virginia, and with the same purpose that continues to drive us forward today: improving lives by accelerating the future of energy.

•	Until then, as we work through these next steps, we remain a separate, public company and will continue operating as we do today.

Additional for Employees

•	We understand you may have questions about what this transaction means for you and our Company.

•

Please keep in mind that this partnership with the Consortium is about providing us with the financial and strategic flexibility needed to capture the meaningful opportunities in front of us and position AES for long-term success.

•	With the support of our partners, AES will also be able to continue delivering on our commitments to our customers, communities and people.

•	The Consortium has indicated its confidence in our management team, as well as their belief in the strength of our broader team and strategy.

•	They intend to partner closely with our management team to keep driving our strategy forward.

•	The Consortium also recognizes that our employees and capabilities are central to our success and long-term value creation.

•	The transaction is intended to support business continuity and stability, with an emphasis on retaining and developing talent.

•	In short, the Consortium’s plans for AES are expected to be focused on long-term growth.

•

I also want to reiterate that GIP, in particular, is already familiar with our business and strategy—they are investing in our Company not only because they see the value in what we do, but how we do it.

•	This partnership represents an exciting opportunity for all of us as we embark on our next chapter – and we are confident that the Consortium will be great partners.

•	As I said, it is business as usual at AES until the transaction closes.

•	This means that there are no anticipated changes to day-to-day operations, job responsibilities, reporting structures or workplace policies during this period.

•	We are counting on you to stay focused on our key initiatives underway and continue to deliver for our customers and partners.

Additional for U.S. Utilities Customers

•	I want to emphasize that while our ownership structure is changing, there is no change to our commitments to our customers and the communities we serve.

•	Importantly, the Consortium has deep experience investing in and supporting infrastructure and energy businesses, including regulated utilities.

•	As a private company, we will continue to invest prudently in utility assets to meet growing energy needs of our 1.1 million customers.

•	Furthermore, AES Indiana and AES Ohio will continue as locally operated and managed regulated utilities, with continued community commitment and investments.

•	The transaction is also not expected to impact customer rates in regulated utilities.

•	No costs associated with the acquisition — including any premium paid or transaction-related expenses — will be borne by utility ratepayers.

•	We are committed to regular communication and will provide updates throughout the process, as appropriate.

Additional for Renewables Customers

•	Through this acquisition, AES is expected to expand its leadership as a premier clean energy platform across the Americas.

•

Importantly, we expect this transaction will allow us to move forward as an even stronger partner to our renewables customers as we capture the opportunities driven by the rising demand for energy infrastructure.

•

AES will continue to innovate for hyperscaler, mining, and other large-load customers, delivering scalable, reliable clean energy solutions to support growing electricity demand and decarbonization goals.

•	We will continue to share updates on this process as appropriate.

•	I want to reiterate that nothing is changing today, and we look forward to continuing to work with you as we always have.

Additional for Business Partners / Suppliers / Vendors

•	Importantly, we expect this transaction will allow us to move forward as an even stronger partner to you.

•	We will continue to share updates on this process as appropriate.

•	I want to reiterate that nothing is changing today, and we look forward to continuing to work with you as we always have.

Additional for Regulators / Government Officials

•	I want to emphasize that while our ownership structure is changing, our commitments to our values, employees, customers and the communities we serve do not.

•	AES Indiana and AES Ohio will remain locally operated and managed, and will continue to be regulated by local, state and federal authorities.

•	We also expect to maintain our community partnerships and stakeholder engagement programs, including local economic development, sustainability and education initiatives.

•	With the added support of the Consortium, AES will continue to invest in critical energy infrastructure and create long-term value for all stakeholders, including its workforce and local communities.

•	Furthermore, AES will remain a familiar and engaged presence in all of its operating locations.

•

We will keep local offices, local leadership and local workforce in place, ensuring that decisions remain community-focused and that we continue to be a good neighbor and partner in every area where we do business.

•

Overall, we are confident that this transaction will enable us to continue supporting our employees and customers while also continuing to provide safe, reliable and affordable energy to the communities we serve.

Important Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction between AES and Horizon Parent, L.P. In connection with the proposed transaction, AES expects to file a proxy statement on Schedule 14A with the Securities and Exchange Commission (“SEC”). AES also may file other documents with the SEC regarding the proposed transaction. This communication is not a substitute for the proxy statement or any other document AES has filed or may file with the SEC and send to its stockholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the proxy statement (when available) and other documents that are filed or will be filed with the SEC by AES through the SEC’s website at www.sec.gov or through AES’ website at https://www.aes.com/investors/ or by contacting AES’ Investor Relations Team at invest@aes.com.

Participants in the Solicitation

AES, its directors and officers and other employees may be deemed to be participants in the solicitation of proxies from AES’ stockholders in connection with the proposed transaction. Additional information regarding the identity of the participants, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction (if and when they become available). Information relating to the foregoing can also be found in the “Compensation Discussion & Analysis,” “Security Ownership of Certain Beneficial Owners, Directors, and Executive Officers” and “Proposal 1: Election of Directors” sections in AES’ proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on March 19, 2025 (the “Annual Meeting Proxy Statement”). To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Annual Meeting Proxy Statement, such information has been or will be reflected on AES’ Initial Statements of Beneficial Ownership on Form 3 and Statements of Change in Ownership on Form 4 that are filed or will be filed with the SEC. You may obtain free copies of these documents (when available) using the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the proposed transaction between AES and Horizon Parent, L.P. (the “Transaction”), including financial estimates and statements as to the expected timing, completion and effects of the Transaction. These forward-looking statements are based on AES’ current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by AES, all of which are subject to change. Forward-looking statements involve a number of risks and uncertainties, because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the Transaction on anticipated terms and timing; (ii) the risk that the conditions to the completion of the Transaction, including obtaining required stockholder and regulatory approvals, are not satisfied in a timely manner or at all; (iii) potential litigation relating to the Transaction, including resulting expense or delay, and the effects of any outcomes related thereto; (iv) the risk that disruptions from the Transaction will harm AES’ business, including current plans and operations; (v) the ability of AES to retain and hire key personnel; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (vii) continued availability of capital and financing and rating agency actions; (viii) certain restrictions during the pendency of the Transaction that may impact AES’ ability to pursue certain business opportunities or strategic transactions; (ix) significant transaction costs associated with the Transaction; (x) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction, including in circumstances requiring AES to pay a termination fee or other expenses; (xii) competitive responses to the Transaction; and (xiii) the risks and uncertainties pertaining to AES’ business, including those set forth in Part I, Item 1A of AES’ most recent Annual Report on Form 10-K and Part II, Item 1A of AES’ subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by AES with the SEC. These risks, as well as other risks associated with the Transaction, will be more fully discussed in the proxy statement to be provided to AES’ stockholders in connection with the Transaction. While the list of factors presented here is, and the list of factors to be presented in the proxy statement will be, considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. These forward-looking statements speak only as of the date they are made, and AES does not undertake to and specifically disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

The following is a Q&A containing information related to the Merger circulated to certain stakeholders of the Company on March 2, 2026.

Master Q&A

Transaction Rationale

1.	Why this acquisition? Why now?

•	This transaction builds on our 45-year history of powering industries and shaping the future of energy.

•

The AES Board conducted a rigorous review of strategic options, which included evaluating the transaction with the Company’s standalone prospects in mind, and unanimously determined that this transaction with the Consortium maximizes value for stockholders and is in their best interest.

•

AES has a significant need for capital to support growth beyond 2027, particularly given new investments in both U.S. generation and utilities businesses. In the absence of a transaction with the Consortium, the Company would require alternative sources of funding, which could include a material reduction in its dividend payments or the issuance of new equity.

•	We have found in the Consortium complementary expertise and an appreciation for the value of AES’ innovation, global reach and diverse portfolio.

•

In short, we believe that this transaction maximizes value for existing stockholders and positions the Company for long-term success as we continue delivering on our commitments to customers, communities and people.

2.	How did this transaction come about? Who approached whom? How long have the parties been discussing a possible transaction? Did AES run a formal process? Did AES consider other potential buyers?

•	AES ran a rigorous review of strategic options and conducted a robust process that included several parties.

•

Following extensive work and deliberation, along with the evaluation of the transaction against the Company’s standalone prospects in mind, the Board unanimously determined that this transaction with the Consortium maximizes value for stockholders and is in their best interests.

•	Additional information will be made public in the proxy, which will be filed with the SEC in due course.

3.	Why did our share price go down following the announcement (or alternatively, why is the deal price below where our stock price closed on Friday)?

•	The company has a need for substantial capital to fund our growth in renewables and utilities.

•	As part of the deal announcement, we disclosed that without this transaction, we would likely need to fund our growth through issuing significant equity and/or reducing or eliminating the dividend.

•	A reminder that we are investment grade rated by all three major rating agencies, so this point is really focused on capital for future growth.

4.	Does this mean AES is a private company today?

•

No. The transaction is expected to close in late 2026 or early 2027, subject to approval by AES stockholders, the receipt of applicable federal, state and foreign regulatory approvals and the satisfaction of other customary closing conditions

•	As we work through the approval process, we remain a public, independent company and we will continue operating as we do today.

•	We will provide any relevant updates throughout the process, as appropriate.

5.	What can AES do as a private company that it couldn’t do before? What are some of the differences/benefits of operating as a public company versus a privately held company?

•	AES will continue to be committed and operate to the same high standards as we always have, but with the support of well-capitalized, long-term infrastructure investors.

•

Under private ownership and support of the Consortium, we will benefit from enhanced financial flexibility and improved access to long-term capital, which will enable the Company to expand its leadership as a premier clean energy platform across the Americas.

•	As a private company, AES will no longer have to devote resources and time to certain public company requirements.

•

When the transaction closes, which we expect to occur in late 2026 or early 2027, AES’ common stock will no longer be listed on the NYSE but we will still be subject to all the same local, state and federal regulatory requirements and oversight, other than requirements relating to our being publicly traded.

6.	What is the Consortium planning to do with AES? Will there be changes to AES’ strategy or the services you provide? After close, will our external posture change?

•

The Consortium is committed to investing behind the team’s strategy, innovation and operational excellence, providing the resources and stability needed to execute on growth opportunities across AES’ platform.

•

Not only does the Consortium have complementary expertise, but they have a deep appreciation for our innovation, global reach, diverse portfolio and the strength of our leadership team and employee base.

•	Importantly, the Consortium:

•	Intends to work closely with our management team and the Board to support continued execution of our strategic priorities and long-term value creation;

•

Recognizes that AES’ employees and capabilities are central to the Company’s success and long-term value creation and will support business continuity and stability with an emphasis on retaining and developing talent; and

•	Is committed to investing behind the team’s strategy, innovation and operational excellence, providing the resources and stability we need to execute on the growth opportunities across our platform.

•

They believe AES is well-positioned to address customer needs through its innovative capabilities, supported by its talented management team and workforce, and look forward to partnering with the Company to support continued execution and value creation.

•	With all that said, it’s important to remember that this announcement is only the first step in a longer process.

•	As we work through these next steps, we remain a public, independent company and we will continue operating as we do today.

•	We will provide any relevant updates throughout the process, as appropriate.

7.	How will AES interact with other companies in the portfolios of the Consortium’s members (Such as Atlas, Clearway, Cypress Creek Renewables and Zelestra)?

•	The Consortium has indicated that AES will remain an independently managed standalone company under the Consortium’s ownership, like the rest of the companies in their respective portfolios.

•

At the same time, AES will benefit from access to the Consortium’s broader network, operational expertise, and resources – including support in areas such as business improvement, procurement, and strategic execution – to enhance long-term value creation.

8.	Will there be changes to AES’ name and brand?

•	Following the completion of the transaction, we expect AES to continue operating under the same name and brand.

9.	Will this change AES’ sustainability commitments?

•	AES’ commitment to sustainable energy development remains unchanged.

•	The Consortium has deep experience investing in and supporting infrastructure and energy businesses, including renewable energy.

•	As a private company, AES will continue to deliver reliable, affordable, and sustainable power solutions, and create long-term value for all stakeholders.

•

AES will continue to innovate with hyperscaler, mining and other large-load customers, delivering scalable, reliable clean energy solutions to support growing electricity demand and decarbonization goals.

•

Importantly, AES will maintain its community partnerships and stakeholder engagement programs, including local economic development, sustainability and education initiatives—with the support of the Consortium, AES will continue to invest in critical energy infrastructure and create long-term value for all stakeholders, including its workforce and local communities.

10.	Under the Consortium, is the long-term intent for the U.S. Renewables business to remain renewables-led or to become more “energy agnostic”?

•

The Consortium has deep experience investing in and supporting infrastructure and energy businesses, including renewables and shares AES’ commitment to delivering reliable, affordable and sustainable energy.

•

Additionally, AES will continue to innovate with hyperscaler, mining and other large-load customers, delivering scalable, reliable clean energy solutions to support growing electricity demand and decarbonization goals.

•

The Consortium has demonstrated an appreciation for the value of our innovation, global reach and diverse portfolio, and we are confident that with their support the Company will be able to continue delivering on AES’ commitments to customers, communities and people.

•	We will provide any relevant updates throughout the process, as appropriate.

Customers & Other External Stakeholders

11.	What does this transaction mean for AES’ stakeholders (customers, communities, partners)?

•	This is an exciting transaction for AES, and one that will enable us to move forward as an even stronger partner to our stakeholders.

•	The Consortium has deep experience investing in renewable energy, regulated utilities and energy infrastructure and shares AES’ commitment to safety, affordability and customer service.

•	We are confident this will result in positive outcomes for AES, our customers, communities and employees.

•	Until then, as we work through these next steps we remain a public, independent company and we will continue operating as we do today.

12.	What will the impact on corporate customers be? Will this announcement impact AES’ products and services?

•	With the Consortium’s support, AES will be able to build on our 45-year history of powering industries and shaping the future of energy.

•	Nothing is changing today.

•	All current contracts will remain in place and customers will be able to work with the same AES contact as always.

•

For renewable and corporate customers, AES will continue to innovate for hyperscaler, mining, and other large-load customers, delivering scalable, reliable clean energy solutions to support growing electricity demand and decarbonization goals.

•	In short, we are confident we will be positioned to be an even stronger partner to our customers as we capture the opportunities driven by the rising demand for energy infrastructure in key markets.

13.	What does this acquisition mean for AES Indiana / Ohio customers? Will you increase rates?

•	As a private company, AES will continue to invest prudently in utility assets to meet the growing energy needs of all 1.1 million customers of AES Indiana and AES Ohio.

•	AES’ regulated utilities will continue to operate under existing regulatory frameworks, with no expected impact on customer rates as a result of the transaction.

•	No costs associated with the acquisition — including any premium paid or transaction-related expenses — will be borne by utility ratepayers.

•	The focus remains on delivering safe and reliable electricity to customers in Indiana and Ohio.

•

The Consortium is also committed to maintaining the utilities’ local headquarters, charitable giving, economic development initiatives, low-income customer support programs, and broader community partnerships in Indiana and Ohio.

•	These utilities have long served as significant employers and community partners in their respective states, and those commitments will continue under the Consortium’s ownership.

14.	Will you continue to maintain your international operations?

•	Yes, the Company intends to maintain operations outside of the US.

•

In fact, AES will remain a familiar and engaged presence in its operating locations – we will keep its local offices, local leadership and local workforce in place, ensuring that decisions remain community-focused and that AES continues to be a good neighbor and partner in areas where it does business.

•

With that, the Consortium recognizes the importance of AES’ power generation and energy infrastructure assets across key markets and intends to support continued investment and modernization of these essential systems to maintain reliable, resilient power infrastructure and long-term energy security.

15.	Will AES continue to support [PROJECT]? Will AES maintain a presence in [LOCATION]?

•

The Consortium is committed to investing behind the team’s strategy, innovation and operational excellence, providing the resources and stability we need to execute on the growth opportunities across our platform.

•

With that, AES will remain a familiar and engaged presence in its operating locations – we will keep its local offices, local leadership and local workforce in place, ensuring that decisions remain community-focused and that AES continues to be a good neighbor and partner in areas where it does business.

•	We will also remain headquartered in Arlington, Virginia.

•	As a reminder, while we work through these next steps, AES and the Consortium continue to operate as separate, independent companies. We will provide updates throughout the process, as appropriate.

16.	Will AES continue to contribute to the local community?

•	We are deeply grateful for the community and relationships we have developed over the course of our 45-year history.

•	Our commitment to protecting workers, communities and the environment is unchanged.

•	This means that AES will maintain its community partnerships and stakeholder engagement programs, including local economic development, sustainability and education initiatives.

•

With that, AES will remain a familiar and engaged presence in all of its operating locations – we will keep our local offices, local leadership and local workforce in place, ensuring that decisions remain community-focused and that AES continues to be a good neighbor and partner in every area where it does business.

•

In Indiana and Ohio, the Consortium is committed to maintaining the AES utilities’ local headquarters, charitable giving, economic development initiatives, low-income customer support programs, and broader community partnerships in Indiana and Ohio.

•	These utilities have long served as significant employers and community partners in their respective states, and those commitments will continue under the Consortium’s ownership.

•	With respect to the Company’s headquarters, and following the completion of the transaction, AES will remain headquartered in Arlington, Virginia.

17.	Who do I contact with questions? Can I continue to reach out to my regular AES contact?

•	It is business as usual, and you should not expect any changes in the way we work with our customers or business partners.

•	We also have a dedicated website at TheFutureOfAES.com, which will house transaction details for your reference.

•	If customers or other business partners have additional questions, please contact your regular AES contact.

•	We will provide updates throughout the process, as appropriate.

18.	What will happen to AES’ offices? Will you maintain your HQ location?

•

AES will remain a familiar and engaged presence in all of its operating locations, keeping its local offices, local leadership and local workforce in place – this ensures decisions remain community-focused and that AES continues to be a good neighbor and partner in every area where it does business.

•	Following the completion of the transaction, AES will remain headquartered in Arlington, Virginia.

•	We will provide any relevant updates throughout the process, as appropriate.

Employees

19.	Will there be changes to employees’ day-to-day as a result of the acquisition?

•	This transaction represents an exciting step forward in AES’ journey that allows us to continue to grow and meet the needs of our customers and communities.

•	This will also ensure we will have the financial and strategic flexibility to capture the meaningful opportunities in front of us and position the Company for long-term success.

•	Working with some of the largest investors in the industry will create new and exciting opportunities for the AES team.

•	Importantly, the Consortium:

•	Intends to work closely with our management team and the Board to support continued execution of our strategic priorities and long-term value creation;

•

Recognizes that AES’ employees and capabilities are central to the Company’s success and long-term value creation and will support business continuity and stability with an emphasis on retaining and developing talent; and

•	Is committed to investing behind the team’s strategy, innovation and operational excellence, providing the resources and stability we need to execute on the growth opportunities across our platform.

•	They believe AES is well-positioned, supported by its talented workforce and innovative capabilities, and look forward to partnering with the Company to support continued execution.

•	We do not anticipate any changes to roles or day-to-day responsibilities as a result of this transaction.

•	As we work through these next steps, AES is continuing to operate as separate, independent company.

•	The most important thing for all of us to do is remain focused on your day-to-day responsibilities and helping execute our purpose – improving lives by accelerating the future of energy.

20.	What does this mean for the AES management team?

•	This transaction reflects the Consortium’s confidence in the Company’s strategic positioning, capabilities, and senior leadership.

•	GIP has engaged with AES across multiple partnerships, including a joint venture operating renewables in Chile, providing deep familiarity with the Company’s operations and leadership.

•

EQT has cultivated a strong relationship with the AES management team over many years and enters this partnership with a shared vision for the Company’s future as a leading global infrastructure platform, along with a deep conviction in management’s ability to execute on AES’ long-term strategy

•	The Consortium intends to work closely with AES’ management and the Board to support continued execution of the Company’s strategic priorities and long-term value creation.

21.	What should I tell customers or other stakeholders who ask about this announcement?

•	AES will continue to honor its commitments to our customers, communities and employees.

•

We expect the transaction to close in late 2026 or early 2027, subject to the approval of AES stockholders, the receipt of applicable federal, state and foreign regulatory approvals regulatory approvals and the satisfaction of other customary closing conditions.

•	As we work through these next steps, we remain a public, independent company and we will continue operating as we do today.

22.	What happens if the deal does not go through?

•

We are not going to speculate on hypotheticals. We expect to close the transaction in late 2026 or early 2027, subject to the approval of AES stockholders, the receipt of applicable federal, state and foreign regulatory approvals and the satisfaction of other customary closing conditions.

•	Right now, we are focused on working with the Consortium to complete this process and close the acquisition.

•	The most important thing for all of us to do is remain focused on our day-to-day responsibilities and helping execute our purpose – improving lives by accelerating the future of energy.

23.	Should employees expect any change to compensation or benefits following the completion of the transaction?

•	It’s important to keep in mind that we are early in this process and there are no immediate changes to compensation or benefits.

•

The Consortium recognizes that our employees and capabilities are central to AES’ success and long-term value creation and will support business continuity and stability with an emphasis on retaining and developing talent.

•

As a well-capitalized, long-term infrastructure investor, the Consortium is committed to investing behind our team’s strategy, innovation, and operational excellence, providing the resources and stability needed to execute on growth opportunities across the platform.

•	We will provide any relevant update throughout the process, as appropriate.

24.	What do I do if I am contacted by the media?

•	If you receive a media inquiry, please forward it to Katie Lau at katie.lau@aes.com.

25.	Can I post about this on social media?

•	It is important that we speak with one voice. Only authorized leaders and official company channels have been designated to discuss the transaction publicly, including on social media.

•	You may not share or like posts, tweets, or other content unless it is created and shared by AES.

•	Please do not post any original content or add commentary to those posts.

•	Please do not like, share, or otherwise engage with content from any other source (media, bloggers, etc.) on this topic.

•

Communication from AES (including its employees) about the transaction is regulated by securities laws. As a result, it must be pre-approved by the AES legal team and may need to be publicly filed. This includes something as simple as a tweet or comment or other interaction online. So please err on the side of not posting or engaging in these circumstances.

•	If you are unsure, always err on the side of not posting or engaging.

26.	Can I repost other’s posts on social media?

•

While you can repost or share the approved posts from AES’ corporate social channels, we ask that you do not add any commentary to official posts you share or use any unapproved language on social media.

•	Please do not like, share, or otherwise engage with content from any non-AES source (media, bloggers, etc.) on this topic.

•	Please do not post any original content or add commentary to those posts.

•

All commentary on this topic would need to be publicly filed. This includes something as simple as a tweet or comment or other interaction online. So please err on the side of not posting or engaging in these circumstances.

Important Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction between AES and Horizon Parent, L.P. In connection with the proposed transaction, AES expects to file a proxy statement on Schedule 14A with the Securities and Exchange Commission (“SEC”). AES also may file other documents with the SEC regarding the proposed transaction. This communication is not a substitute for the proxy statement or any other document AES has filed or may file with the SEC and send to its stockholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the proxy statement (when available) and other documents that are filed or will be filed with the SEC by AES through the SEC’s website at www.sec.gov or through AES’ website at https://www.aes.com/investors/ or by contacting AES’ Investor Relations Team at invest@aes.com.

Participants in the Solicitation

AES, its directors and officers and other employees may be deemed to be participants in the solicitation of proxies from AES’ stockholders in connection with the proposed transaction. Additional information regarding the identity of the participants, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction (if and when they become available). Information relating to the foregoing can also be found in the “Compensation Discussion & Analysis,” “Security Ownership of Certain Beneficial Owners, Directors, and Executive Officers” and “Proposal 1: Election of Directors” sections in AES’ proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on March 19, 2025 (the “Annual Meeting Proxy Statement”). To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Annual Meeting Proxy Statement, such information has been or will be reflected on AES’ Initial Statements of Beneficial Ownership on Form 3 and Statements of Change in Ownership on Form 4 that are filed or will be filed with the SEC. You may obtain free copies of these documents (when available) using the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the proposed transaction between AES and Horizon Parent, L.P. (the “Transaction”), including financial estimates and statements as to the expected timing, completion and effects of the Transaction. These forward-looking statements are based on AES’ current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by AES, all of which are subject to change. Forward-looking statements involve a number of risks and uncertainties, because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the Transaction on anticipated terms and timing; (ii) the risk that the conditions to the completion of the Transaction, including obtaining required stockholder and regulatory approvals, are not satisfied in a timely manner or at all; (iii) potential litigation relating to the Transaction, including resulting expense or delay, and the effects of any outcomes related thereto; (iv) the risk that disruptions from the Transaction will harm AES’ business, including current plans and operations; (v) the ability of AES to retain and hire key personnel; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (vii) continued availability of capital and financing and rating agency actions; (viii) certain restrictions during the pendency of the Transaction that may impact AES’ ability to pursue certain business opportunities or strategic transactions; (ix) significant transaction costs associated with the Transaction; (x) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction, including in circumstances requiring AES to pay a termination fee or other expenses; (xii) competitive responses to the Transaction; and (xiii) the risks and uncertainties pertaining to AES’ business, including those set forth in Part I, Item 1A of AES’ most recent Annual Report on Form 10-K and Part II, Item 1A of AES’ subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by AES with the SEC. These risks, as well as other risks associated with the Transaction, will be more fully discussed in the proxy statement to be provided to AES’ stockholders in connection with the Transaction. While the list of factors presented here is, and the list of factors to be presented in the proxy statement will be, considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. These forward-looking statements speak only as of the date they are made, and AES does not undertake to and specifically disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

The following is a toolkit containing talking points related to the Merger circulated to senior leaders of the Company on March 2, 2026.

Senior Leader Pre-Briefing Talking Points

Introduction (Andrés)

•	Thank you all for joining us on short notice.

•	As leaders of our Company, I wanted to gather you all to brief you on an important announcement we will make tomorrow morning.

•

Before I get into the details, I want to emphasize that what I’m about to share is material non-public information and cannot be shared with anyone outside this group until after the news is publicly announced.

What We Will Announce (Andrés)

•

With that said, tomorrow morning at 7am ET, we will announce that AES has agreed to be acquired by a consortium led by Global Infrastructure Partners, or GIP, and EQT for $15.00 per share in cash, representing an enterprise value of approximately $33.4 billion[1].

•

This announcement represents an important step forward in our journey, one that will allow us to advance our strategy and continue meeting the needs of our customers and communities with reliable, affordable and sustainable energy solutions.

•	I want to use this time to walk you through some additional details about the transaction, what you can expect and what we will need from you as leaders.

Why Now? (Andrés)

•	Taking a step back, I want to provide a bit of context to help frame this announcement and explain why we’re doing this now.

•

As I’m sure you all are very aware, our industry has changed a great deal over the years, and we must evolve with it. For example, you may know that electricity demand from data centers expected to nearly triple by 2030.

•

So, in an effort to best position AES for the future, our Board of Directors conducted a thorough review of AES’ strategic options and determined that this transaction is the best path forward for our company and all our stakeholders.

•

In GIP and EQT, we have found owners that not only have complementary expertise, but have a deep appreciation for our diversified portfolio, global reach, innovation, the strength of our leadership team and the depth of talent across AES.

[1]	Enterprise value based on proportional net debt of $22,724 million and a share count of 712 million, as of December 31, 2025. Consolidated net debt was $27,561 million as of December 31, 2025.

Who are The Members of the Consortium? Why Them? (Andrés)

•	Now let me touch on why we have decided to partner with the Consortium, particularly GIP and EQT, as we enter our next phase.

•	First off, most of you are probably familiar with GIP, at least by name.

•

We have collaborated with them for the past 10 years and through this partnership, we’ve come to know them well, and we’ve seen firsthand that they are highly supportive of our vision and are aligned with our values.

•

To quickly recap who GIP is… a part of BlackRock, GIP is a leading infrastructure investor that specializes in investing in, owning and operating some of the largest and most complex assets across the energy, transport, digital infrastructure and water and waste management sectors.

•	You might have seen some headlines around recent acquisitions they’ve made in the space.

•	To name a few notable transactions, they were part of a group of investors that recently acquired Aligned Data Centers, one of the world’s largest and fastest growing data center companies.

•	As for EQT, they are a leading global private markets investor with a 30-year track record of consistent investment performance across various sectors, including energy.

•	We have long respected their success in our sector, and I know they have an incredible set of skills that will help propel AES into the future.

•	I also want to emphasize that like us, both of these organizations have a global presence and years of experience operating in multiple geographies.

•	Put simply, we are confident that we have found the right partners as we advance our strategy and bring AES into its next chapter.

•	[I’ll now turn it over to STEPHEN / INSERT NAME to discuss the benefits of the transaction…]

Benefits of the Transaction (Stephen / INSERT OTHER)

•	Thanks, Andrés.

•	As you’ve just heard, we’re very excited about this announcement and we see great benefits ahead.

•

To take a moment to dive deeper on the financials of the transaction, under the terms of the agreement, the Consortium will acquire AES for $15.00 per share in cash, representing an enterprise value of approximately $33.4 billion and a premium of 40.3% to our 30-day volume weighted average share price prior to July 8, 2025, the last full day of trading prior to the first media report of a potential acquisition.

•

Importantly, this follows a rigorous review by our Board of Directors, which resulted in the unanimous determination that this transaction is the best path forward for the Company and our stakeholders.

•	Now turning to why this is the case…

•	With the Consortium’s support, we’ll ensure that AES has enhanced financial flexibility and improved access to long-term capital to accelerate our growth strategy.

•

This transaction will allow us to continue supporting our corporate customers to execute on their ambitious goals as we continue providing reliable, affordable and sustainable power solutions to the communities we serve.

•

Specifically, AES will be better-positioned to drive long-term growth across its business units, including regulated utilities and clean energy in the U.S. and critical energy infrastructure assets in Latin America.

•

We will also be better equipped to capture the opportunities ahead driven by the rising demand for energy infrastructure, all while continuing to stay true to the strategy and values that have guided us thus far.

•	The Consortium supports our vision and brings the capital we need to reach our goals, and we look forward to beginning this next chapter with them.

•	[Now INSERT NAME will cover next steps and what this means for our teams…]

Next Steps / What You Can Expect Moving Forward (INSERT SPEAKER)

•	Thanks, [Stephen / INSERT NAME].

•	Although the announcement we’re making tomorrow will be an important milestone, it’s important to keep in mind it is only the first step in a long process, and nothing is changing immediately.

•

The transaction is subject to a stockholder vote, the receipt of applicable federal, state and foreign regulatory approvals, and the satisfaction of other customary closing conditions. We expect the transaction to close in late 2026 or early 2027 pending these approvals.

•	Upon completion of the acquisition, AES common stock will no longer trade on the New York Stock Exchange, and we will become a private company.

•	Until then, it’s business as usual. As we work through these next steps, we remain a public company and we will continue operating as we do today.

•	While many details will be resolved during the period between announcement and close, there are a few details we can share with you today based on our agreement with the Consortium:

•	The Consortium has indicated that AES will remain an independently managed standalone company under the Consortium’s ownership, like the rest of their members’ respective portfolio companies.

•

This transaction reflects the Consortium’s confidence in the Company’s strategic positioning, capabilities and senior leadership. The Consortium recognizes that AES’ employees and capabilities are central to our success and long-term value creation. The transaction is intended to support business continuity and stability, with an emphasis on retaining and developing talent.

•	In addition, AES will continue to be headquartered in Arlington.

•	The Consortium is fully committed to maintaining the utilities’ local headquarters and workforce, and to continuing active engagement and charitable contributions in the communities they serve.

•	We will also maintain our community partnerships and stakeholder engagement programs, including local economic development, sustainability and education initiatives.

•	With the support of the Consortium, AES will continue to invest in critical energy infrastructure and create long-term value for all stakeholders, including its workforce and local communities.

•

AES will also remain a familiar and engaged presence in all our operating locations. We will keep our local offices, local leadership and local workforce in place, ensuring that decisions remain community-focused and that we continue to be a good neighbor and partner in every area where we do business.

•	Finally, I’ll note that for our utility customers, the acquisition is not expected to impact rates.

•	[I’ll now turn it back over to INSERT NAME to discuss our ask of you as leaders and conclude.]

Your Role as Leaders (INSERT SPEAKER)

•	[Thanks, INSERT NAME.]

•	As a leader at AES, our teams will look to you for information, guidance and reassurance surrounding this announcement.

•	To support you in these conversations, we will provide you with a communications toolkit, but let me emphasize two key points:

•

First, each of you will set the tone about this announcement. How you react and respond will directly impact your teams. In the days ahead, please make yourself available to discuss the announcement and answer your team’s questions to the extent you are able.

•	Second, it’s important that you reinforce for your teams that until the transaction closes, we are operating as usual and that the best thing they can do is stay focused on their responsibilities.

•	This announcement is just the first step. We don’t have all the answers to the questions you may receive.

•	That’s typical in these types of situations, and you can and should let your teams know that.

•	Our goal is to be as transparent as possible and keep everyone updated as there is information to share.

•	We will address common questions in an FAQ available to employees, and we will answer questions at all-hands meetings hosted tomorrow at 9:30 AM ET in Spanish and 11:30 AM ET in English.

•

In addition to the toolkit, we will provide you with a template for a note you can send to your teams. You may personalize this note per the instructions in the document, but we ask that you not deviate from the key messages with respect to the transaction, as they have been reviewed by our legal counsel.

•	Outside of this note, you should not create your own messages or documents or alter anything we send you.

•	Lastly, please encourage your teams to attend the all-hands meeting, and make yourself available to discuss this announcement with employees.

Conclusion

•	Before concluding, I want to emphasize the importance of this transaction for our Company.

•

Through this transaction, we will have increased financial flexibility to leverage our capabilities, advance our strategy, deliver reliable, affordable and sustainable power solutions and create compelling near-term value for our stockholders and long-term value for all other stakeholders.

•	This announcement would not have been possible without your leadership, hard work and dedication. Thank you for your continued support and leadership.

•	I know I can count on each of you to guide our teams through this next step in our journey.

•	With that, I’m happy to answer any questions.

Important Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction between AES and Horizon Parent, L.P. In connection with the proposed transaction, AES expects to file a proxy statement on Schedule 14A with the Securities and Exchange Commission (“SEC”). AES also may file other documents with the SEC regarding the proposed transaction. This communication is not a substitute for the proxy statement or any other document AES has filed or may file with the SEC and send to its stockholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the proxy statement (when available) and other documents that are filed or will be filed with the SEC by AES through the SEC’s website at www.sec.gov or through AES’ website at https://www.aes.com/investors/ or by contacting AES’ Investor Relations Team at invest@aes.com.

Participants in the Solicitation

AES, its directors and officers and other employees may be deemed to be participants in the solicitation of proxies from AES’ stockholders in connection with the proposed transaction. Additional information regarding the identity of the participants, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction (if and when they become available). Information relating to the foregoing can also be found in the “Compensation Discussion & Analysis,” “Security Ownership of Certain Beneficial Owners, Directors, and Executive Officers” and “Proposal 1: Election of Directors” sections in AES’ proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on March 19, 2025 (the “Annual Meeting Proxy Statement”). To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Annual Meeting Proxy Statement, such information has been or will be reflected on AES’ Initial Statements of Beneficial Ownership on Form 3 and Statements of Change in Ownership on Form 4 that are filed or will be filed with the SEC. You may obtain free copies of these documents (when available) using the sources indicated above.

Cautionary Statement Regarding Forward-Looking Information

The statements contained in this communication and statements that AES may make orally in connection with this communication that are not historical facts, including financial estimates and statements as to the expected timing, completion and effects of the transaction, are forward-looking statements. These forward-looking statements are based on AES’ current expectations, estimates and projections regarding, among other things, the expected date of closing of the transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by AES, all of which are subject to change. Actual results may differ materially from those projected in the forward-looking statements. These forward-looking statements involve risks and uncertainties and investors are directed to the risks discussed in documents filed by AES with the Securities and Exchange Commission, including the Form 8-K and press release filed by AES on March 2, 2026 announcing the transaction and the proxy statement to be provided to AES’ stockholders in connection with the transaction.

The following communication was sent to certain employees of the Company on March 2, 2026.

Senior Leader Follow Up Note to Employees

Dear INSERT TEAM NAME Team,

I wanted to take a moment to follow up on the note you received from Andrés this morning regarding our agreement to be acquired by a consortium of investors led by Global Infrastructure Partners (GIP) and EQT.

I understand you probably have specific questions about what this announcement means for our team, our goals and our future. As Andrés said, today’s announcement is step one in a process toward close of the transaction, which we expect to occur in late 2026 or early 2027, pending certain approvals and other customary closing conditions.

This means that nothing is changing today, and it’s business as usual for all of us here on INSERT TEAM. Our roles, responsibilities and objectives remain the same. [INSERT SPECIFIC PROJECTS UNDERWAY / GOALS FOR TEAM]. The best way we can contribute to this process is by continuing to execute against our priorities, just as we have been.

I also want to reiterate a few of the benefits of this transaction. With the Consortium’s support, we enhanced financial flexibility and improved access to long-term capital that will enable the Company to accelerate its growth strategy. Importantly, the Consortium recognizes that AES’ employees and capabilities are central to the Company’s success and long-term value strategy and will support business continuity and stability with an emphasis on retaining and developing talent.

To the extent you have additional questions about this announcement, I am available to discuss. While we are committed to transparent communication as we have updates to share, please remember that today is just day one and we don’t yet have all the answers.

I’m very proud of all this team has accomplished – and you should be proud as well. We’ve contributed to AES’ success to date, and I’m confident that we’ll continue to do so in this next chapter.

Thank you for all you do.

Sincerely,

Important Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction between AES and Horizon Parent, L.P. In connection with the proposed transaction, AES expects to file a proxy statement on Schedule 14A with the Securities and Exchange Commission (“SEC”). AES also may file other documents with the SEC regarding the proposed transaction. This communication is not a substitute for the proxy statement or any other document AES has filed or may file with the SEC and send to its stockholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the proxy statement (when available) and other documents that are filed or will be filed with the SEC by AES through the SEC’s website at www.sec.gov or through AES’ website at https://www.aes.com/investors/ or by contacting AES’ Investor Relations Team at invest@aes.com.

Participants in the Solicitation

AES, its directors and officers and other employees may be deemed to be participants in the solicitation of proxies from AES’ stockholders in connection with the proposed transaction. Additional information regarding the identity of the participants, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction (if and when they become available). Information relating to the foregoing can also be found in the “Compensation Discussion & Analysis,” “Security Ownership of Certain Beneficial Owners, Directors, and Executive Officers” and “Proposal 1: Election of Directors” sections in AES’ proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on March 19, 2025 (the “Annual Meeting Proxy Statement”). To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Annual Meeting Proxy Statement, such information has been or will be reflected on AES’ Initial Statements of Beneficial Ownership on Form 3 and Statements of Change in Ownership on Form 4 that are filed or will be filed with the SEC. You may obtain free copies of these documents (when available) using the sources indicated above.

Cautionary Statement Regarding Forward-Looking Information

The statements contained in this communication and statements that AES may make orally in connection with this communication that are not historical facts, including financial estimates and statements as to the expected timing, completion and effects of the transaction, are forward-looking statements. These forward-looking statements are based on AES’ current expectations, estimates and projections regarding, among other things, the expected date of closing of the transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by AES, all of which are subject to change. Actual results may differ materially from those projected in the forward-looking statements. These forward-looking statements involve risks and uncertainties and investors are directed to the risks discussed in documents filed by AES with the Securities and Exchange Commission, including the Form 8-K and press release filed by AES on March 2, 2026 announcing the transaction and the proxy statement to be provided to AES’ stockholders in connection with the transaction.

The following is a toolkit containing information related to the Merger used in communications sent to stakeholders on March 2, 2026.

AES’ Next Chapter: Leading Through Change

GLT / Senior Leader / People Managers Guide

Tomorrow morning, at 7:00 AM ET, AES will announce that it is entering into a definitive agreement with a consortium of investors, led by Global Infrastructure Partners (GIP), which is part of BlackRock, and EQT, under which the Consortium will acquire AES in an all-cash transaction. Following the completion of the transaction, which is expected to occur in late 2026 or early 2027, subject to the approval of AES stockholders, the receipt of applicable federal, state and foreign regulatory approvals and the satisfaction of other customary closing condition, AES will become a privately held company and our stock will no longer trade on the stock market. The Company will remain headquartered in Arlington, Virginia.

We operate in a rapidly growing industry, and this transaction is a critical part of our efforts to ensure that we can continue to meet expanding power demand and the needs of our customers, all while supporting our clean energy ambitions. Under private ownership, AES will benefit from enhanced financial flexibility that will enable us to accelerate our growth strategy. We believe this transaction positions the Company for long-term success as we continue delivering on our commitments to customers, communities and people.

As leaders at AES, you will play an essential role in communicating with your teams and other stakeholders about the benefits of this transaction and what it means for our future. Your leadership is key to maintaining stability, engagement and trust during this process. This guide equips you with the tools and messaging needed to ensure that everyone receives consistent information about this announcement. As you know, our approach is rooted in trust, fairness and respect—ensuring open dialogue and consistency as we move through the process.

This guide is intended to help you navigate conversations with employees and other stakeholders, foster open communication and reinforce our shared purpose.

Objectives for Managers

The key objectives of this guide are to:

1.	Deliver clear, consistent and transparent messaging;

2.	Ensure coordinated and credible communications across stakeholders;

3.	Engage and acknowledge employees who may feel uncertain about what this transaction means for them;

4.	Maintain team productivity and morale, while minimizing business disruption; and

5.	Empower leaders as communicators with the tools and guidance needed to effectively engage at the announcement and throughout the transition.

In line with the above objectives, please familiarize yourself with the following materials:

•	A copy of the press release (below) that will be issued at 7:00 AM ET;

•	A copy of the email from Andrés (below) that will be sent to all employees following the issuance of the press release;

•	Talking points (below) to help guide your conversations with your teams;

•	An FAQ (below) to assist in your conversations with employees; and

•	External communications guidelines (below) for use in the event you receive media inquiries and for your use on social media.

Communications Guidelines

As you familiarize yourself with these materials, we ask that you:

•

Adhere to approved materials. These documents have been reviewed and approved by the AES management team as well as internal and external legal counsel. It is important that you do not add to or change these materials. It is equally as important that you do not create any new materials as doing so may trigger the need for notification to or filing requirements with the U.S. Securities and Exchange Commission.

•

Be responsive and supportive. Your teams will look to you for guidance and context. How you talk about the transaction will influence how our employees and other stakeholders respond. Be sensitive to employees’ needs and listen to their concerns. Remain confident, positive and forward-looking about the news and encourage them to do the same.

•

Reinforce that it is business as usual, and our priorities remain the same. While this announcement is exciting news, the transaction is not yet complete. Until the transaction closes, we remain an independent, publicly traded company. Our business priorities, roles and responsibilities will continue as usual. Encourage employees to stay focused on doing what we do best: providing safe, reliable and affordable energy to our customers.

Speak with one voice. This announcement will likely lead to inquiries from the media and other third parties. If you receive a media inquiry, please forward the inquiry to John Wills at johnw.wills@aes.com and Katie Lau at katie.lau@aes.com and if you receive any investor inquiries, please forward them to Susan Harcourt at susan.harcourt@aes.com.

Communications Next Steps

We will be hosting all-hands meetings today at 9:30 AM ET (in Spanish) and 11:30 AM ET (in English) to discuss this announcement in additional detail. Please encourage your teams to attend.

In the days and weeks ahead, please make yourself available to your direct reports to discuss the announcement and answer their questions. During these conversations, you may receive questions you cannot answer. It is okay to acknowledge that we do not have all the answers yet, and the following response is recommended:

“That’s a great question. The agreement was just announced, and it will be a number of months before the transaction closes. As further decisions and plans come together, we are committed to keeping you updated.”

Or

“That’s a great question. The agreement was just announced, and we do not have all of the answers today. Let me look into that and get back to you.”

We will continue to communicate with you to provide updates on our progress as appropriate and to ensure that you have the support you need. Thank you for your continued support and leadership during this process. Your guidance, resilience and support are invaluable in helping our teams navigate these changes with clarity and transparency.

Leader Timeline

Press Release

Consortium Led by Global Infrastructure Partners and EQT Agrees to Acquire AES

Transaction Positions AES to Accelerate Growth as a Leading Clean Energy Platform Across the Americas

•	AES stockholders to receive $15.00 per share in cash

•	Transaction represents a 40.3% premium to the 30-day volume weighted average share price prior to July 8, 2025, the last full day of trading prior to the first media report of a potential acquisition

•	AES to have increased financial flexibility as a private company to advance its strategy and meet the needs of its customers and communities with reliable, affordable and sustainable energy solutions

•

Acquisition to address AES’ significant need for capital to support its growth beyond 2027; absent this transaction, funding for future growth investments would likely require a reduction or elimination of the dividend and/or significant new equity issuances

•	AES Indiana and AES Ohio will continue as locally operated and managed regulated utilities

•	Transaction is expected to close in late 2026 or early 2027

ARLINGTON, Va., NEW YORK, and STOCKHOLM – March 2, 2026 — The AES Corporation (NYSE: AES) (“AES” or “the Company”), Global Infrastructure Partners (“GIP”), a part of BlackRock, and the EQT Infrastructure VI fund (“EQT”), along with co-underwriters California Public Employees’ Retirement System (“CalPERS”) and Qatar Investment Authority (“QIA”) (collectively “the Consortium”), today announced they have entered into a definitive agreement under which the Consortium will acquire AES for $15.00 per share in cash, representing a total equity value of $10.7 billion and an enterprise value of approximately $33.4 billion1, including the assumption of existing debt. The transaction represents a 40.3% premium to the 30-day volume weighted average share price prior to July 8, 2025, the last full day of trading prior to the first media report of a potential acquisition.

This transaction will better position AES to drive long-term growth across its business units, including regulated electric utilities and competitive clean energy in the U.S. and critical energy infrastructure assets in Latin America. The Consortium has deep experience investing in energy infrastructure businesses and shares AES’ commitment to safety, affordability and customer service. With the support of the Consortium, AES will have improved access to capital to invest in critical energy infrastructure assets, deliver reliable energy solutions for its customers and create long-term value for all stakeholders, including its workforce and local communities.

In the United States, AES’ electric utilities in Indiana and Ohio are experiencing significant demand growth and remain focused on maintaining reliable service and affordable rates for all customers. As a private company, AES will continue to invest prudently in utility assets to meet the growing energy needs of all 1.1 million customers. AES Indiana and AES Ohio will remain locally operated and managed regulated utilities, with continued community commitment and investment.

Through this acquisition, AES is expected to expand its leadership as a premier clean energy platform across the Americas. Underpinned by proven capabilities and one of the largest development pipelines in the industry, AES is the largest supplier of clean energy to corporations globally, including 11.8 GW of signed agreements to date to supply power to major technology firms.

[1]	Enterprise value based on proportional net debt of $22,724 million and a share count of 712 million, as of December 31, 2025. Consolidated net debt was $27,561 million as of December 31, 2025.

Under private ownership, AES will benefit from enhanced financial flexibility that will enable the Company to accelerate its growth strategy. The Consortium recognizes that AES’ employees and capabilities are central to the Company’s success and long-term value strategy and will support business continuity and stability with an emphasis on retaining and developing talent. In partnership with the management team, the Consortium will continue the Company’s disciplined capital allocation strategy and consistent operational excellence across the diversified businesses. The Consortium also expects to maintain an investment grade profile aligned with the Company’s financing strategy.

Executive Commentary

Jay Morse, Chairman of AES’ Board of Directors, said, “Following a rigorous review of strategic options, the AES Board determined that this transaction with the Consortium maximizes value for stockholders and provides compelling cash value. We ran a robust process that included several parties and evaluated the transaction with the Company’s standalone prospects in mind. AES has a significant need for capital to support growth beyond 2027, particularly given the significant new investments in both US generation and utilities businesses. In the absence of a transaction with the Consortium, the Company would likely require a plan that includes reduction or elimination of the dividend and/or substantial new equity issuances. After extensive work and deliberation, we concluded that this transaction is in the best interest of AES stockholders.”

Andrés Gluski, President and Chief Executive Officer of AES, said, “Over the course of our 45-year history of powering industries and shaping the future of energy, AES has built a diverse portfolio to meet the evolving power needs of our customers and communities. We believe this transaction maximizes value for existing stockholders and positions the Company for long-term success as we continue delivering on our commitments to customers, communities and people. We look forward to partnering with the Consortium, which has expressed an appreciation for the value of AES’ innovation, global reach and diverse portfolio.”

Bayo Ogunlesi, Chairman and Chief Executive Officer of Global Infrastructure Partners, a Part of BlackRock, said, “We are excited to announce our acquisition of AES, a market leader in the power generation and supply business with a long and storied history. AES is a leader in competitive generation, and at a time in which there is a need for significant investments in new capacity in electricity generation, transmission and distribution, especially in the United States of America, we look forward to utilizing GIP’s experience in energy infrastructure investing, as well as our operational capabilities to help accelerate AES’ commitment to serve the market needs for affordable, safe and reliable power.”

Masoud Homayoun, Head of EQT Infrastructure, said, “As one of the largest energy infrastructure investors globally, we are seeing first-hand the increasing need for a secure energy supply amid expanding power demand worldwide. EQT’s acquisition of AES will support the growth and modernization of essential energy infrastructure that underpins energy security, electrification, digitalization and resilient power systems across key markets. We look forward to working with the AES team to strengthen its operating platform, including enhancing reliability and long-term competitiveness, while supporting a responsible and sustainable energy transition.”

Sarah Corr, Managing Investment Director for Real Assets for CalPERS, said, “We are pleased to participate in this landmark investment in AES. The Company’s strong market position and exposure to long-term demand trends make it a natural fit within our Infrastructure portfolio, and we value the partnership with our consortium members.”

Mohammed Saif Al-Sowaidi, Chief Executive Officer of QIA, said, “QIA is committed to making energy transition a reality by providing long-term capital to companies with proven capabilities in delivering operational excellence to the communities they serve. We are proud to support AES as the Company grows and expands its leadership in the clean energy space across the Americas.”

Transaction Details

The Consortium will fund 100% of the purchase price to acquire the Company with equity.

This acquisition is not expected to impact customer rates in AES’ regulated utilities. Following the close of the transaction, AES’ regulated businesses, including AES Indiana and AES Ohio, will continue to be regulated by local, state and federal/national authorities.

For additional information and resources, including an investor presentation, please visit TheFutureofAES.com.

Fairness Opinions

J.P. Morgan Securities LLC and Wells Fargo Securities LLC provided fairness opinions to AES.

Timing and Approvals

The transaction was unanimously approved by AES’ Board of Directors and is expected to close in late 2026 or early 2027, subject to approval by AES stockholders, the receipt of applicable federal, state and foreign regulatory approvals and the satisfaction of other customary closing conditions.

Dividends payable to AES stockholders are expected to continue in the ordinary course until the closing, subject to approval by AES’ Board of Directors. Upon completion of the acquisition, AES common stock will no longer trade on the New York Stock Exchange and AES will become a private company.

AES Fourth Quarter and Full Year 2025 Financial Review Update

As a result of today’s announcement, AES has cancelled its previously announced conference call to discuss its fourth quarter and full year 2025 financial results, which had been rescheduled for Tuesday, March 3, 2026, at 10:00 a.m. ET. The Company expects to file its 2025 Annual Report on Form 10-K today.

Advisors

J.P. Morgan Securities LLC is acting as lead financial advisor to AES, and Wells Fargo Securities LLC is also acting as financial advisor to AES. Skadden, Arps, Slate, Meagher & Flom LLP acted as lead transaction counsel to AES. In addition, Davis Polk & Wardwell acted as legal advisor to AES with respect to certain debt matters.

Goldman Sachs & Co. LLC is acting as financial advisor to GIP, CalPERS and QIA, and Citi is acting as financial advisor to EQT. Kirkland & Ellis acted as Consortium counsel and legal advisor to GIP. Simpson Thacher & Bartlett acted as legal advisor to EQT.

About AES

The AES Corporation (NYSE: AES) is a Fortune 500 global energy company accelerating the future of energy. Together with our many stakeholders, we’re improving lives by delivering the greener, smarter energy solutions the world needs. Our diverse workforce is committed to continuous innovation and operational excellence, while partnering with our customers on their strategic energy transitions and continuing to meet their energy needs today. For more information, visit www.aes.com.

About Global Infrastructure Partners (GIP), a Part of BlackRock

Global Infrastructure Partners (GIP), a part of BlackRock, is a leading infrastructure investor that specializes in investing in, owning and operating some of the largest and most complex assets across the energy, transport, digital infrastructure and water and waste management sectors.

GIP’s scaled platform has over $193 billion in assets under management. We believe that our focus on real infrastructure assets, combined with our deep proprietary origination network and comprehensive operational expertise, enables us to be responsible stewards of our clients’ capital and create positive economic impact for communities. For more information, visit www.global-infra.com.

About EQT

EQT is a purpose-driven global investment organization with EUR 270 billion in total assets under management (EUR 141 billion in fee-generating assets under management) as of 31 December 2025, within two business segments – Private Capital and Real Assets. EQT owns portfolio companies and assets in Europe, Asia Pacific and the Americas and supports them in achieving sustainable growth, operational excellence and market leadership.

More info: www.eqtgroup.com

Follow EQT on LinkedIn, X, YouTube and Instagram

About CalPERS

CalPERS is the largest defined benefit public pension fund in the U.S., with a net position of $563 billion in its Public Employees’ Retirement Fund as of June 30, 2025. The portfolio invests in stocks, bonds, real estate, infrastructure, private equity, inflation-linked assets and other public and private investment vehicles, with a goal to generate total returns on a long-term basis while managing risk. Headquartered in Sacramento, California, CalPERS serves nearly 2.4 million members, providing retirement benefits to state, school, and public employees, along with health benefit services to 1.5 million members.

About QIA

QIA is the sovereign wealth fund of the State of Qatar. QIA was founded in 2005 to invest and manage the state reserve funds. QIA is among the largest and most active sovereign wealth funds globally. QIA invests across a wide range of asset classes and regions as well as in partnership with leading institutions around the world to build a global and diversified investment portfolio with a long-term perspective that can deliver sustainable returns and contribute to the prosperity of the State of Qatar.

Employee Email from Andrés

Dear Team,

Before addressing today’s important announcements, I want to take a moment to celebrate the strong results all of you produced in 2025.

First and foremost, we operated without any fatalities for the second year in a row, not only among AES people but also among our contractors and construction workers. This is only possible thanks to your meticulous and constant attention to Safety First. Second, we had strong performance in all of our financial and operational targets.

As a result, we are once again the largest provider of clean energy to corporations, including data centers, in the US and all of the Western Hemisphere. We are fulfilling our purpose of accelerating the future of energy.

Today’s Market News

This morning, AES announced that we have entered into a definitive agreement to be fully acquired by a private equity consortium led by Global Infrastructure Partners (GIP), a part of BlackRock (the largest money manager in the world) and EQT, a purpose-driven global investment organization and the largest private markets firm outside North America. Upon completion of this transaction, AES will become a private company and will no longer trade on the New York Stock Exchange (NYSE).

Here is a link to the full press release: [link]

This is an important milestone in the history of AES. GIP and EQT are long-term infrastructure investors who deeply understand our sector and value what makes AES and its people unique. They recognize the value of our culture and leadership and meeting the needs of our customers and communities with reliable, affordable and sustainable energy.

Under private ownership AES will be better positioned to:

•	Expand our leadership as a premier clean energy platform across the Americas

•	Invest in fast-growing U.S. utilities while maintaining affordable rates

•	Continue investing in critical infrastructure across Latin America

This announcement represents the first step in a process. The transaction is expected to close in late 2026 or early 2027, subject to AES stockholder and regulatory approvals. Most importantly, nothing changes about our values or how we operate and we will remain headquartered in Arlington, Virginia. As we move through this process, AES remains an independent, publicly traded company with no changes to day-to-day operations, job responsibilities or workplace policies.

Leadership Updates

In addition to today’s transaction announcement, I am pleased to share two leadership updates. Both are completely independent from the potential transaction and are part of our normal leadership development process. Effective immediately:

•	Ricardo Falú, currently our Executive Vice President and Chief Operating Officer, has been appointed President of AES.

•	Juan Ignacio Rubiolo has been appointed Chief Operating Officer.

Ricardo and Juan Ignacio bring deep experience, strong operational leadership, and a long-standing commitment to AES’ culture, people and strategy. These appointments further strengthen our leadership team and reinforce our focus on disciplined execution, operational excellence and continued progress against our purpose and strategy.

I will continue to serve as AES’ Chief Executive Officer, working closely with Ricardo, Juan Ignacio and the broader leadership team as we move through the transaction process.

Join Today’s All Hands

Today, we will host a company-wide All Hands meeting, where the leadership team and I will walk through what these announcements mean for you, what to expect in the months ahead, and answer your questions. You will receive a separate calendar invitation with the details shortly.

•	Global All Hands – Spanish
o	9:30 – 11:00 AM ET

•	Global All Hands – English
o	11:30 AM – 1:00 PM ET

Thank you for everything you do every day to keep our people safe and to serve our customers and communities. I look forward to speaking with you at the All Hands.

Sincerely,

Andrés Gluski

Supporting Our People

The following talking points and FAQs are intended to help guide your discussions with employees.

Talking Points

All Audiences

What We Announced

•

AES recently announced that we have agreed to be acquired by a consortium of investors led by Global Infrastructure Partners, or GIP, and EQT. The other members of the consortium are CalPERS and Qatar Investment Authority, or QIA.

•

This is an important step forward in our journey, one that will allow us to accelerate our strategy, create compelling near-term value for our stockholders, and better position AES to drive long-term growth across our business units including regulated electric utilities and clean energy in the U.S. and critical energy infrastructure assets in Latin America.

•	Upon completion of the transaction, AES will become a privately held company.

Why Now?

•	Over the course of our 45-year history, AES has powered industries and shaped the future of energy, and we are now the largest supplier of clean energy to corporations globally.

•	We are incredibly proud of the work we have done and continue to do every day to meet the needs of our customers and communities around the world.

•	However, we operate in a rapidly growing industry, with electricity demand from data centers expected to nearly triple by 2030 according to S&P.

•	This transaction is a critical part of our efforts to ensure that AES can continue to meet rising demand and the needs of our customers.

•

After conducting a rigorous review of strategic options available to the Company, the AES Board of Directors unanimously determined that the best path forward for us and all of our stakeholders is to engage in this transaction with the Consortium.

•	The Consortium shares AES’ commitment to safety, affordability and customer service.

•	With the Consortium’s support, AES will benefit from enhanced financial flexibility and improved access to long-term capital to accelerate its growth strategy.

•	We are incredibly excited to partner with them as we enter our next chapter of growth.

Who Are the Members of the Consortium?

•	GIP, EQT, QIA and CalPERS bring deep experience investing in and supporting infrastructure and energy businesses, including regulated utilities

•

GIP is a leading infrastructure investor that specializes in investing in, owning and operating some of the largest and most complex assets across the energy, transport, digital infrastructure and water and waste management sectors.

•	In 2024, GIP was acquired by BlackRock, which is the world’s largest asset manager, overseeing trillions of dollars in investments.

•

We have come to know GIP well through our collaboration in Chile and Panama over the past 10 years, where they have been strong supporters of our vision and values, and we have long respected EQT’s success in our sector – we have also cultivated a strong relationship with the AES management team over many years.

•

EQT is a purpose-driven global investment organization and the largest private markets firm outside North America, with $316B in total AUM, and 50 infrastructure assets totaling $91B in AUM across the energy and environmental, digital, transport and social sectors.

•

As one of the largest energy infrastructure investors in the world, EQT has a 100 GW+ energy pipeline across its active portfolio, and decades of experience partnering with leading energy companies including Cypress Creek Renewables, Scale, Madison Energy Infrastructure, Zelestra and OX2.

•	CalPERS is the largest U.S. public pension fund, managing retirement and health benefits for more than 2 million California public workers, retirees and their families.

•	Finally, the Qatar Investment Authority, one of the world’s largest and most active sovereign wealth funds, investing globally across asset classes and regions.

•

Partnering with the Consortium will ensure that AES has financial and strategic flexibility to accelerate our growth strategy and capture the meaningful opportunities in front of us, positioning the Company for long-term success.

•	Importantly, all of our investors believe AES is well-positioned to address customer needs through our innovative capabilities, supported by our talented management team and workforce.

Next Steps

•	It’s important to keep in mind this announcement is only the first step in this process, and nothing is changing today.

•

The transaction is subject to approval by AES stockholders, the receipt of applicable federal, state and foreign regulatory approvals, as well as the satisfaction of other customary closing conditions.

•	We expect the transaction to close in late 2026 or early 2027.

•	Once that happens, AES will become a private company.

•	This means that our common stock will no longer be listed or traded on the New York Stock Exchange.

•	Importantly, however, AES will remain headquartered in Arlington, Virginia, and with the same purpose that continues to drive us forward today: improving lives by accelerating the future of energy.

•	Until then, as we work through these next steps, we remain a separate, public company and will continue operating as we do today.

Additional for Employees

•	We understand you may have questions about what this transaction means for you and our Company.

•

Please keep in mind that this partnership with the Consortium is about providing us with the financial and strategic flexibility needed to capture the meaningful opportunities in front of us and position AES for long-term success.

•	With the support of our partners, AES will also be able to continue delivering on our commitments to our customers, communities and people.

•	The Consortium has indicated its confidence in our management team, as well as their belief in the strength of our broader team and strategy.

•	They intend to partner closely with our management team to keep driving our strategy forward.

•	The Consortium also recognizes that our employees and capabilities are central to our success and long-term value creation.

•	The transaction is intended to support business continuity and stability, with an emphasis on retaining and developing talent.

•	In short, the Consortium’s plans for AES are expected to be focused on long-term growth.

•

I also want to reiterate that GIP, in particular, is already familiar with our business and strategy—they are investing in our Company not only because they see the value in what we do, but how we do it.

•	This partnership represents an exciting opportunity for all of us as we embark on our next chapter – and we are confident that the Consortium will be great partners.

•	As I said, it is business as usual at AES until the transaction closes.

•	This means that there are no anticipated changes to day-to-day operations, job responsibilities, reporting structures or workplace policies during this period.

•	We are counting on you to stay focused on our key initiatives underway and continue to deliver for our customers and partners.

FAQ

General / Transaction Rationale

1.	Why this acquisition? Why now?

•	This transaction builds on our 45-year history of powering industries and shaping the future of energy.

•

The AES Board conducted a rigorous review of strategic options, which included evaluating the transaction with the Company’s standalone prospects in mind, and unanimously determined that this transaction with the Consortium maximizes value for stockholders and is in their best interest.

•

AES has a significant need for capital to support growth beyond 2027, particularly given new investments in both U.S. generation and utilities businesses. In the absence of a transaction with the Consortium, the Company would require alternative sources of funding, which could include a material reduction in its dividend payments or the issuance of new equity.

•	We have found in the Consortium complementary expertise and an appreciation for the value of AES’ innovation, global reach and diverse portfolio.

•

In short, we believe that this transaction maximizes value for existing stockholders and positions the Company for long-term success as we continue delivering on our commitments to customers, communities and people.

2.	How did this transaction come about? Who approached whom? How long have the parties been discussing a possible transaction? Did AES run a formal process? Did AES consider other potential buyers?

•	AES ran a rigorous review of strategic options and conducted a robust process that included several parties.

•

Following extensive work and deliberation, along with the evaluation of the transaction against the Company’s standalone prospects in mind, the Board unanimously determined that this transaction with the Consortium maximizes value for stockholders and is in their best interests.

•	Additional information will be made public in the proxy, which will be filed with the SEC in due course.

3.	Why did our share price go down following the announcement (or alternatively, why is the deal price below where our stock price closed on Friday)?

•	The company has a need for substantial capital to fund our growth in renewables and utilities.

•	As part of the deal announcement, we disclosed that without this transaction, we would likely need to fund our growth through issuing significant equity and/or reducing or eliminating the dividend.

•	A reminder that we are investment grade rated by all three major rating agencies, so this point is really focused on capital for future growth.

4.	Does this mean AES is a private company today?

•

No. The transaction is expected to close in late 2026 or early 2027, subject to approval by AES stockholders, the receipt of applicable federal, state and foreign regulatory approvals and the satisfaction of other customary closing conditions

•	As we work through the approval process, we remain a public, independent company and we will continue operating as we do today.

•	We will provide any relevant updates throughout the process, as appropriate.

5.	What can AES do as a private company that it couldn’t do before? What are some of the differences/benefits of operating as a public company versus a privately held company?

•	AES will continue to be committed and operate to the same high standards as we always have, but with the support of well-capitalized, long-term infrastructure investors.

•

Under private ownership and support of the Consortium, we will benefit from enhanced financial flexibility and improved access to long-term capital, which will enable the Company to expand its leadership as a premier clean energy platform across the Americas.

•	As a private company, AES will no longer have to devote resources and time to certain public company requirements.

•

When the transaction closes, which we expect to occur in late 2026 or early 2027, AES’ common stock will no longer be listed on the NYSE but we will still be subject to all the same local, state and federal regulatory requirements and oversight, other than requirements relating to our being publicly traded.

6.	What is the Consortium planning to do with AES? Will there be changes to AES’ strategy or the services you provide? After close, will our external posture change?

•

The Consortium is committed to investing behind the team’s strategy, innovation and operational excellence, providing the resources and stability needed to execute on growth opportunities across AES’ platform.

•

Not only does the Consortium have complementary expertise, but they have a deep appreciation for our innovation, global reach, diverse portfolio and the strength of our leadership team and employee base.

•	Importantly, the Consortium:

o	Intends to work closely with our management team and the Board to support continued execution of our strategic priorities and long-term value creation;

o

Recognizes that AES’ employees and capabilities are central to the Company’s success and long-term value creation and will support business continuity and stability with an emphasis on retaining and developing talent; and

o	Is committed to investing behind the team’s strategy, innovation and operational excellence, providing the resources and stability we need to execute on the growth opportunities across our platform.

•

They believe AES is well-positioned to address customer needs through its innovative capabilities, supported by its talented management team and workforce, and look forward to partnering with the Company to support continued execution and value creation.

•	With all that said, it’s important to remember that this announcement is only the first step in a longer process.

•	As we work through these next steps, we remain a public, independent company and we will continue operating as we do today.

•	We will provide any relevant updates throughout the process, as appropriate.

7.	How will AES interact with other companies in the portfolios of the Consortium’s members (Such as Atlas, Clearway, Cypress Creek Renewables and Zelestra)?

•	The Consortium has indicated that AES will remain an independently managed standalone company under the Consortium’s ownership, like the rest of the companies in their respective portfolios.

•

At the same time, AES will benefit from access to the Consortium’s broader network, operational expertise, and resources – including support in areas such as business improvement, procurement, and strategic execution – to enhance long-term value creation.

8.	Will there be changes to AES’ name and brand?

•	Following the completion of the transaction, we expect AES to continue operating under the same name and brand.

9.	Will this change AES’ sustainability commitments?

•	AES’ commitment to sustainable energy development remains unchanged.

•	The Consortium has deep experience investing in and supporting infrastructure and energy businesses, including renewable energy.

•	As a private company, AES will continue to deliver reliable, affordable, and sustainable power solutions, and create long-term value for all stakeholders.

•

AES will continue to innovate with hyperscaler, mining and other large-load customers, delivering scalable, reliable clean energy solutions to support growing electricity demand and decarbonization goals.

•

Importantly, AES will maintain its community partnerships and stakeholder engagement programs, including local economic development, sustainability and education initiatives—with the support of the Consortium, AES will continue to invest in critical energy infrastructure and create long-term value for all stakeholders, including its workforce and local communities.

10.	Under the Consortium, is the long-term intent for the U.S. Renewables business to remain renewables-led or to become more “energy agnostic”?

•

The Consortium has deep experience investing in and supporting infrastructure and energy businesses, including renewables and shares AES’ commitment to delivering reliable, affordable and sustainable energy.

•

Additionally, AES will continue to innovate with hyperscaler, mining and other large-load customers, delivering scalable, reliable clean energy solutions to support growing electricity demand and decarbonization goals.

•

The Consortium has demonstrated an appreciation for the value of our innovation, global reach and diverse portfolio, and we are confident that with their support the Company will be able to continue delivering on AES’ commitments to customers, communities and people.

•	We will provide any relevant updates throughout the process, as appropriate.

Employees

11.	Will there be changes to employees’ day-to-day as a result of the acquisition?

•	This transaction represents an exciting step forward in AES’ journey that allows us to continue to grow and meet the needs of our customers and communities.

•	This will also ensure we will have the financial and strategic flexibility to capture the meaningful opportunities in front of us and position the Company for long-term success.

•	Working with some of the largest investors in the industry will create new and exciting opportunities for the AES team.

•	Importantly, the Consortium:
o	Intends to work closely with our management team and the Board to support continued execution of our strategic priorities and long-term value creation;

o

Recognizes that AES’ employees and capabilities are central to the Company’s success and long-term value creation and will support business continuity and stability with an emphasis on retaining and developing talent; and

o	Is committed to investing behind the team’s strategy, innovation and operational excellence, providing the resources and stability we need to execute on the growth opportunities across our platform.

•	They believe AES is well-positioned, supported by its talented workforce and innovative capabilities, and look forward to partnering with the Company to support continued execution.

•	We do not anticipate any changes to roles or day-to-day responsibilities as a result of this transaction.

•	As we work through these next steps, AES is continuing to operate as separate, independent company.

•	The most important thing for all of us to do is remain focused on your day-to-day responsibilities and helping execute our purpose – improving lives by accelerating the future of energy.

12.	What does this mean for the AES management team?

•	This transaction reflects the Consortium’s confidence in the Company’s strategic positioning, capabilities, and senior leadership.

•	GIP has engaged with AES across multiple partnerships, including a joint venture operating renewables in Chile, providing deep familiarity with the Company’s operations and leadership.

•

EQT has cultivated a strong relationship with the AES management team over many years and enters this partnership with a shared vision for the Company’s future as a leading global infrastructure platform, along with a deep conviction in management’s ability to execute on AES’ long-term strategy

•	The Consortium intends to work closely with AES’ management and the Board to support continued execution of the Company’s strategic priorities and long-term value creation.

13.	What should I tell customers or other stakeholders who ask about this announcement?

•	AES will continue to honor its commitments to our customers, communities and employees.

•

We expect the transaction to close in late 2026 or early 2027, subject to the approval of AES stockholders, the receipt of applicable federal, state and foreign regulatory approvals regulatory approvals and the satisfaction of other customary closing conditions.

•	As we work through these next steps, we remain a public, independent company and we will continue operating as we do today.

14.	What happens if the deal does not go through?

•

We are not going to speculate on hypotheticals. We expect to close the transaction in late 2026 or early 2027, subject to the approval of AES stockholders, the receipt of applicable federal, state and foreign regulatory approvals and the satisfaction of other customary closing conditions.

•	Right now, we are focused on working with the Consortium to complete this process and close the acquisition.

•	The most important thing for all of us to do is remain focused on our day-to-day responsibilities and helping execute our purpose – improving lives by accelerating the future of energy.

15.	Should employees expect any change to compensation or benefits following the completion of the transaction?

•	It’s important to keep in mind that we are early in this process and there are no immediate changes to compensation or benefits.

•

The Consortium recognizes that our employees and capabilities are central to AES’ success and long-term value creation and will support business continuity and stability with an emphasis on retaining and developing talent.

•

As a well-capitalized, long-term infrastructure investor, the Consortium is committed to investing behind our team’s strategy, innovation, and operational excellence, providing the resources and stability needed to execute on growth opportunities across the platform.

•	We will provide any relevant update throughout the process, as appropriate.

16.	What do I do if I am contacted by the media?

•	If you receive a media inquiry, please forward it to Katie Lau at katie.lau@aes.com.

17.	Can I post about this on social media?

•	It is important that we speak with one voice. Only authorized leaders and official company channels have been designated to discuss the transaction publicly, including on social media.

•	You may not share or like posts, tweets, or other content unless it is created and shared by AES.

•	Please do not post any original content or add commentary to those posts.

•	Please do not like, share, or otherwise engage with content from any other source (media, bloggers, etc.) on this topic.

•

Communication from AES (including its employees) about the transaction is regulated by securities laws. As a result, it must be pre-approved by the AES legal team and may need to be publicly filed. This includes something as simple as a tweet or comment or other interaction online. So please err on the side of not posting or engaging in these circumstances.

•	If you are unsure, always err on the side of not posting or engaging.

18.	Can I repost other’s posts on social media?

•

While you can repost or share the approved posts from AES’ corporate social channels, we ask that you do not add any commentary to official posts you share or use any unapproved language on social media.

•	Please do not like, share, or otherwise engage with content from any non-AES source (media, bloggers, etc.) on this topic.

•	Please do not post any original content or add commentary to those posts.

•

All commentary on this topic would need to be publicly filed. This includes something as simple as a tweet or comment or other interaction online. So please err on the side of not posting or engaging in these circumstances.

External Communications

Guidelines for Handling Social Media

What To Do:

Refer to AES’ Global Social Media Guidelines. These provide detailed best practices for professional online engagement.

Direct any inquiries to the official AES channels. Inquiries from the media should be forward to John Wills at johnw.wills@aes.com and Katie Lau at katie.lau@aes.com. Investor inquiries should be forward to Susan Harcourt at susan.harcourt@aes.com.

Encourage our people to be cautious about posting or commenting on this transaction. Remind teams that even personal posts can be shared widely and taken out of context.

What NOT To Do:

It is okay to like or repost AES’ post about this news, but please do not comment or add personal commentary regarding the transaction online. Do not engage with or respond to social media posts related to the transaction that are not posted by the Company.

Do not share internal company updates, documents, or notifications on social media. Leaks or speculation can impact AES’ reputation and legal standing.

Do not speculate about future decisions that could be made as part of this process. If you are unsure about any information, do not post or comment.

Escalation Plan for Social Media Concerns

•	Critical Concerns: Threats, harassment, or misinformation should be reported immediately to the Communications and HR teams.

•	Negative Comments or Employee Posts: Flag to Communications for internal handling, but do not engage.

Guidelines for Handling Media Inquiries

What To Do:

Direct all media inquiries to John Wills at johnw.wills@aes.com and Katie Lau at katie.lau@aes.com. If you are contacted by a journalist, politely decline to comment and refer them to John and Katie.

Notify John and Katie if you or your team receive a media request. Even if you do not respond, let the PR team know about any outreach.

Stick to approved messaging. If you are in a situation where a brief response is necessary, you may say:

“All official communications will be provided through our corporate channels. Please contact our Media Relations team for any inquiries.”

Remind your team not to speak to the media. Our people may be approached by journalists, including industry press, local news, or business outlets. Ensure they know to redirect all inquiries to Media Relations.

Be mindful of off-the-record conversations. Even casual remarks can be quoted or taken out of context. Assume that anything you say could be made public.

16

What NOT To Do:

•	Do not provide any statements, background, or confirmations to the media. Even a simple acknowledgment of transaction details can be misconstrued.

•	Do not speculate about AES’ financial performance, future plans, or leadership decisions. Only official statements from AES’ Media Relations’ teams should address these topics.

•	Do not respond to journalists via email, phone, or social media. Always direct them to John, Katie and the Media Relations team.

•	Do not participate in anonymous or background conversations. There is no such thing as “off the record” when speaking with the press.

Escalation Plan for Media Inquiries

•	Direct media inquiries: Forward requests to John, Katie and the Media Relations team.

•	Unplanned media appearances: If a journalist approaches you at an event, politely decline to comment and refer them to AES’ Media Relations.

•	Leaked information or rumors: Report immediately to John Wills at johnw.wills@aes.com and Katie Lau at katie.lau@aes.com.

•	Negative press or misinformation: Notify John, Katie and AES’ Media Relations teams for a coordinated response.

Important Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction between AES and Horizon Parent, L.P. In connection with the proposed transaction, AES expects to file a proxy statement on Schedule 14A with the Securities and Exchange Commission (“SEC”). AES also may file other documents with the SEC regarding the proposed transaction. This communication is not a substitute for the proxy statement or any other document AES has filed or may file with the SEC and send to its stockholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the proxy statement (when available) and other documents that are filed or will be filed with the SEC by AES through the SEC’s website at www.sec.gov or through AES’ website at https://www.aes.com/investors/ or by contacting AES’ Investor Relations Team at invest@aes.com.

Participants in the Solicitation

AES, its directors and officers and other employees may be deemed to be participants in the solicitation of proxies from AES’ stockholders in connection with the proposed transaction. Additional information regarding the identity of the participants, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction (if and when they become available). Information relating to the foregoing can also be found in the “Compensation Discussion & Analysis,” “Security Ownership of Certain Beneficial Owners, Directors, and Executive Officers” and “Proposal 1: Election of Directors” sections in AES’ proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on March 19, 2025 (the “Annual Meeting Proxy Statement”). To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Annual Meeting Proxy Statement, such information has been or will be reflected on AES’ Initial Statements of Beneficial Ownership on Form 3 and Statements of Change in Ownership on Form 4 that are filed or will be filed with the SEC. You may obtain free copies of these documents (when available) using the sources indicated above.

Cautionary Statement Regarding Forward-Looking Information

The statements contained in this communication and statements that AES may make orally in connection with this communication that are not historical facts, including financial estimates and statements as to the expected timing, completion and effects of the transaction, are forward-looking statements. These forward-looking statements are based on AES’ current expectations, estimates and projections regarding, among other things, the expected date of closing of the transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by AES, all of which are subject to change. Actual results may differ materially from those projected in the forward-looking statements. These forward-looking statements involve risks and uncertainties and investors are directed to the risks discussed in documents filed by AES with the Securities and Exchange Commission, including the Form 8-K and press release filed by AES on March 2, 2026 announcing the transaction and the proxy statement to be provided to AES’ stockholders in connection with the transaction.

The following email was sent to employees of the Company on March 2, 2026.

Dear Team,

Before addressing today’s important announcements, I want to take a moment to celebrate the strong results all of you produced in 2025.

First and foremost, we operated without any fatalities for the second year in a row, not only among AES people but also among our contractors and construction workers. This is only possible thanks to your meticulous and constant attention to Safety First. Second, we had strong performance in all of our financial and operational targets.

As a result, we are once again the largest provider of clean energy to corporations, including data centers, in the US and all of the Western Hemisphere. We are fulfilling our purpose of accelerating the future of energy.

Today’s Market News

This morning, AES announced that we have entered into a definitive agreement to be fully acquired by a private equity consortium led by Global Infrastructure Partners (GIP), a part of BlackRock (the largest money manager in the world) and EQT, a purpose-driven global investment organization and the largest private markets firm outside North America. Upon completion of this transaction, AES will become a private company and will no longer trade on the New York Stock Exchange (NYSE).

Here is a link to the full press release: [link]

This is an important milestone in the history of AES. GIP and EQT are long-term infrastructure investors who deeply understand our sector and value what makes AES and its people unique. They recognize the value of our culture and leadership and meeting the needs of our customers and communities with reliable, affordable and sustainable energy.

Under private ownership AES will be better positioned to:

•	Expand our leadership as a premier clean energy platform across the Americas

•	Invest in fast-growing U.S. utilities while maintaining affordable rates

•	Continue investing in critical infrastructure across Latin America

This announcement represents the first step in a process. The transaction is expected to close in late 2026 or early 2027, subject to AES stockholder and regulatory approvals. Most importantly, nothing changes about our values or how we operate and we will remain headquartered in Arlington, Virginia. As we move through this process, AES remains an independent, publicly traded company with no changes to day-to-day operations, job responsibilities or workplace policies.

Leadership Updates

In addition to today’s transaction announcement, I am pleased to share two leadership updates. Both are completely independent from the potential transaction and are part of our normal leadership development process. Effective immediately:

•	Ricardo Falú, currently our Executive Vice President and Chief Operating Officer, has been appointed President of AES.

•	Juan Ignacio Rubiolo has been appointed Chief Operating Officer.

Ricardo and Juan Ignacio bring deep experience, strong operational leadership, and a long-standing commitment to AES’ culture, people and strategy. These appointments further strengthen our leadership team and reinforce our focus on disciplined execution, operational excellence and continued progress against our purpose and strategy.

I will continue to serve as AES’ Chief Executive Officer, working closely with Ricardo, Juan Ignacio and the broader leadership team as we move through the transaction process.

Join Today’s All Hands

Today, we will host a company-wide All Hands meeting, where the leadership team and I will walk through what these announcements mean for you, what to expect in the months ahead, and answer your questions. You will receive a separate calendar invitation with the details shortly.

•	Global All Hands – Spanish
o	9:30 – 11:00 AM ET

•	Global All Hands – English
o	11:30 AM – 1:00 PM ET

Thank you for everything you do every day to keep our people safe and to serve our customers and communities. I look forward to speaking with you at the All Hands.

Sincerely,

Andrés Gluski

Important Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction between AES and Horizon Parent, L.P. In connection with the proposed transaction, AES expects to file a proxy statement on Schedule 14A with the Securities and Exchange Commission (“SEC”). AES also may file other documents with the SEC regarding the proposed transaction. This communication is not a substitute for the proxy statement or any other document AES has filed or may file with the SEC and send to its stockholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the proxy statement (when available) and other documents that are filed or will be filed with the SEC by AES through the SEC’s website at www.sec.gov or through AES’ website at https://www.aes.com/investors/ or by contacting AES’ Investor Relations Team at invest@aes.com.

Participants in the Solicitation

AES, its directors and officers and other employees may be deemed to be participants in the solicitation of proxies from AES’ stockholders in connection with the proposed transaction. Additional information regarding the identity of the participants, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction (if and when they become available). Information relating to the foregoing can also be found in the “Compensation Discussion & Analysis,” “Security Ownership of Certain Beneficial Owners, Directors, and Executive Officers” and “Proposal 1: Election of Directors” sections in AES’ proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on March 19, 2025 (the “Annual Meeting Proxy Statement”). To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Annual Meeting Proxy Statement, such information has been or will be reflected on AES’ Initial Statements of Beneficial Ownership on Form 3 and Statements of Change in Ownership on Form 4 that are filed or will be filed with the SEC. You may obtain free copies of these documents (when available) using the sources indicated above.

Cautionary Statement Regarding Forward-Looking Information

The statements contained in this communication and statements that AES may make orally in connection with this communication that are not historical facts, including financial estimates and statements as to the expected timing, completion and effects of the transaction, are forward-looking statements. These forward-looking statements are based on AES’ current expectations, estimates and projections regarding, among other things, the expected date of closing of the transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by AES, all of which are subject to change. Actual results may differ materially from those projected in the forward-looking statements. These forward-looking statements involve risks and uncertainties and investors are directed to the risks discussed in documents filed by AES with the Securities and Exchange Commission, including the Form 8-K and press release filed by AES on March 2, 2026 announcing the transaction and the proxy statement to be provided to AES’ stockholders in connection with the transaction.

The following presentation was made available to employees of the Company on March 2, 2026.

Global All Hands March 2, 2026

Agenda

Two important announcements that position AES for the future

1

2

Implementing leadership changes

2

aes

Two important announcements that position AES for the future Agenda AES has entered into an agreement to be acquired by a consortium of investors led by GIP & EQT 1 Implementing leadership changes 2

A rigorous, deliberate process Explored strategic options with a long-term value lens Initiated a competitive process with world’s leading infrastructure investors Advanced a select group of leading candidates Maximized value to stockholders and selected strong long-term partners Today

Led by:

Global Infrastructure Partners
a part of BlackRock

EQT

4

aes

Led by:

Who are GIP and EQT? A leading infrastructure investor and part of BlackRock, the world’s largest asset manager with $14 trillion assets under management A purpose-driven global investment organization with $316B in total AUM and a 30-year track record of successfully developing and growing businesses; one of the largest infrastructure investors globally with 50 infrastructure assets totaling $91B in AUM and decades of experience partnering with leading energy companies Key Representatives Key Representatives Bayo Ogunlesi Founding Partner, Chairman and CEO GIP Alex Greenbaum Partner Jonathan Bram Founding Partner GIP Masoud Homayoun Partner and Head of EQT Infrastructure

What this transaction IS – and IS Not What it IS Not What it IS Not a leveraged buyout No debt added to the business Not a short-term financial play Long-term owners with infrastructure focus All-cash transaction Compelling cash value to AES stockholders Unprecedented scale Largest transaction in our sector One of the largest take privates ever Financial strength preserved Flexible dividend policy to support continued growth and investment grade

Strategic Goal & Weight Measure 2025 Target Safety 5% Serious Safety Incidents No Incidents 5% Non-Injury SIP Rate 0.95 Safety Meeting 95.0% Safety Walks 13,011 Financials 70% Adjusted EPS – 10% $2.18 Parent Free Cash Flow – 20% $1,200M Adjusted EBITDA – 40% $2,750M Green Growth & Customer Centricity 20% Growth – 5% Achievement of COD – 10% 4,000 MW 3,100 MW New Business Models New Businesses or Products – 5% Data Centers - Signed LOI Maximo - 70MWs/$20M AI Fund - $4M/2 pre-seed Strong Performance in 2025

Why now?

ETHISPHERE

BloombergNEF

Top Ranked Utility in Management Top 250

aes | THE WALL STREET JOURNAL.

aes

AES Announces Landmark Agreements with Google in Texas

PVTECH

AES Andes breaks ground on 1.3GW solar-wind-storage projects in Chile

FAST COMPANY

The world needs more solar farms. This rolling robot is here to help

Maximo is designed to double the speed of building a solar farm.

EL TIEMPO

AES Colombia iniciará en 2026 la construcción de sus parques eólicos en La Guajira, el mayor complejo del país

E&E NEWS by POLITICO

Data centers' share of US electricity seen doubling by 2030

The New York Times

aes

Why now? “Once a Gamble in the Desert, Electric Grid Batteries Are Everywhere” AES and Meta sign long-term PPAs to deliver 650 MW of solar capacity in Texas and Kansas Twelfth consecutive year, we were named one of the World’s Most Ethical Companies by Ethisphere AES tops list of largest corporate energy providers globally by BNEF

Why now?

Once in a generation electricity demand

Partner of choice for big tech

Capturing this opportunity requires access to capital

aes

Why now? Partner of choice for big tech Once in a generation electricity demand Capturing this opportunity requires access to capital

Accelerating our strategy What does this mean for AES’ future? Greater financial flexibility and access to long-term capital will accelerate our growth strategy Strengthens our ability to deliver on commitments to customers Better positions AES to drive long-term growth across its businesses

Accelerating our strategy What does this mean for you? Our people and capabilities remain central to the future of AES AES continues to operate as it does today and will remain an independently managed standalone company Local teams and leaders continue to drive decisions and execution

Path forward / timeline to close Today is the first step in this process Transaction requires approvals from AES stockholders and several regulatory bodies Transaction is expected to close in late 2026 or early 2027 following all necessary approvals March 2nd April All-Hands May All-Hands We are continuing to operate as normal and as an independent, public company We will continue to serve our customers and communities as we always have

Agenda

Two important announcements that position AES for the future

1

2

Implementing leadership changes

13

aes

Two important announcements that position AES for the future Agenda AES has entered into an agreement to be acquired by a consortium of investors led by GIP & EQT 1 Implementing leadership changes 2

A proven leader with deep AES roots 23 years at AES Trusted leadership, global experience, execution mindset Proven transformation leader Ricardo Falú has been appointed AES’ President

Juan Ignacio Rubiolo has been appointed Chief Operating Officer A trusted partner to governments, customers, communities 25 years at AES Expanded AES’ regional platform and built high-performing, winning teams Disciplined operator that drives results

Our leadership team Juan Ignacio Rubiolo Chief Operating Officer and Energy Infrastructure President Tish Mendoza Chief Human Resources Officer Stephen Coughlin Chief Financial Officer Paul Freedman General Counsel and Corporate Secretary Ricardo Falú President, AES Andrés Gluski Chief Executive Officer

What to expect No changes to day to day operations Open, ongoing communication with regular all-hands touchpoints Teams remain focused on safety and execution

3 key takeaways as we move forward

aes

Best path forward

Leadership continuity

All together

18

3 key takeaways as we move forward Best path forward Leadership continuity All together

Q&A

Forward Looking Statements Important Information and Where to Find It This communication may be deemed to be solicitation material in respect of the proposed transaction between AES and Horizon Parent, L.P. In connection with the proposed transaction, AES expects to file a proxy statement on Schedule 14A with the Securities and Exchange Commission (“SEC”). AES also may file other documents with the SEC regarding the proposed transaction. This communication is not a substitute for the proxy statement or any other document AES has filed or may file with the SEC and send to its stockholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the proxy statement (when available) and other documents that are filed or will be filed with the SEC by AES through the SEC’s website at www.sec.gov or through AES’ website at https://www.aes.com/investors/ or by contacting AES’ Investor Relations Team at invest@aes.com. Participants in the Solicitation AES, its directors and officers and other employees may be deemed to be participants in the solicitation of proxies from AES’ stockholders in connection with the proposed transaction. Additional information regarding the identity of the participants, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction (if and when they become available). Information relating to the foregoing can also be found in the “Compensation Discussion & Analysis,” “Security Ownership of Certain Beneficial Owners, Directors, and Executive Officers” and “Proposal 1: Election of Directors” sections in AES’ proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on March 19, 2025 (the “Annual Meeting Proxy Statement”). To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Annual Meeting Proxy Statement, such information has been or will be reflected on AES’ Initial Statements of Beneficial Ownership on Form 3 and Statements of Change in Ownership on Form 4 that are filed or will be filed with the SEC. You may obtain free copies of these documents (when available) using the sources indicated above. Cautionary Statement Regarding Forward-Looking Statements This communication includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the proposed transaction between AES and Horizon Parent, L.P. (the “Transaction”), including financial estimates and statements as to the expected timing, completion and effects of the Transaction. These forward-looking statements are based on AES’ current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by AES, all of which are subject to change. Forward-looking statements involve a number of risks and uncertainties, because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the Transaction on anticipated terms and timing; (ii) the risk that the conditions to the completion of the Transaction, including obtaining required stockholder and regulatory approvals, are not satisfied in a timely manner or at all; (iii) potential litigation relating to the Transaction, including resulting expense or delay, and the effects of any outcomes related thereto; (iv) the risk that disruptions from the Transaction will harm AES’ business, including current plans and operations; (v) the ability of AES to retain and hire key personnel; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (vii) continued availability of capital and financing and rating agency actions; (viii) certain restrictions during the pendency of the Transaction that may impact AES’ ability to pursue certain business opportunities or strategic transactions; (ix) significant transaction costs associated with the Transaction; (x) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction, including in circumstances requiring AES to pay a termination fee or other expenses; (xii) competitive responses to the Transaction; and (xiii) the risks and uncertainties pertaining to AES’ business, including those set forth in Part I, Item 1A of AES’ most recent Annual Report on Form 10-K and Part II, Item 1A of AES’ subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by AES with the SEC. These risks, as well as other risks associated with the Transaction, will be more fully discussed in the proxy statement to be provided to AES’ stockholders in connection with the Transaction. While the list of factors presented here is, and the list of factors to be presented in the proxy statement will be, considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. These forward-looking statements speak only as of the date they are made, and AES does not undertake to and specifically disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

The following email was sent to utility customers by the Company on March 2, 2026.

Utility Customers Email

[Dear Valued Customer / INSERT CUSTOMARY GREETING],

As an important customer of [AES Indiana / AES Ohio / INSERT], I wanted to reach out directly to share some important news that marks the beginning of AES’ next chapter. This morning, we announced [LINK TO RELEASE] that AES has agreed to be acquired by an investor consortium, led by Global Infrastructure Partners (GIP) and EQT, and will begin the process of becoming a privately held company.

This announcement represents an important step forward in our journey – one that will allow us to leverage our capabilities; advance our strategy; deliver reliable, affordable and sustainable energy solutions; and create compelling near-term value for our stockholders and long-term value for all of our other stakeholders. Over the past four decades, our mission has been to build a diverse portfolio of generation and storage solutions that meet the evolving energy demands of customers like you, and we are confident that the members of the Consortium are ideal partners for us as we continue that work on an even greater scale.

In case you are unfamiliar with GIP or EQT, they are both highly experienced investment firms with deep experience investing in energy infrastructure businesses. GIP, which is a part of BlackRock, the world’s largest asset manager, is a leading infrastructure investor that specializes in investing in, owning and operating some of the largest and most complex assets across the energy, transport digital infrastructure, water and waste management sectors. EQT is a purpose-driven global investment organization and the largest private markets firm outside of North America, with $316B in total AUM, and 50 infrastructure assets totaling $91B in AUM, across the energy and environmental, digital, transport and social sectors. They are also one of the largest energy infrastructure investors globally, with a 100 GW+ energy pipeline across their active portfolio and decades of experience partnering with leading energy companies. Like AES, both of these organizations have a global presence and years of experience operating in multiple geographies.

Importantly, the Consortium shares AES’ commitment to safety, affordability and customer service. With the support of the Consortium, AES will have increased financial flexibility to invest in critical energy infrastructure assets, deliver reliable energy solutions for its customers and create long-term value for all stakeholders, including you. In fact, this transaction will better position AES to drive long-term growth across our business units, including regulated utilities.

This is particularly important because as I’m sure you know, AES’ electric utilities in Indiana and Ohio are experiencing significant demand growth and remain focused on maintaining reliable service and affordable rates for all customers. As a private company and with support from the Consortium, AES will continue to invest prudently in utility assets to meet the growing energy needs of our 1.1 million customers. Importantly, AES’ regulated utilities will continue to operate under existing regulatory frameworks, with no expected impact to customer rates as a result of the transaction. Furthermore, no costs associated with the acquisition — including any premium paid or transaction-related expenses — will be borne by utility ratepayers. This means that the focus remains on delivering safe and reliable service to customers in Indiana and Ohio. In short, our commitment to reliable, affordable and sustainable energy remains unchanged.

I also want to emphasize that AES will remain a familiar and engaged presence in all of its operating locations. We will keep local offices, local leadership and local workforce in place, ensuring that decisions remain community-focused and that we continue to be a good neighbor and partner in every area where we do business.

Looking ahead, we expect the transaction to close in late 2026 or early 2027, subject to approval by AES stockholders, receipt of applicable federal, state and foreign regulatory approvals and the satisfaction of other customary closing conditions. Until then, we will continue to operate as usual. This means your current contracts remain in place, and you will work with the same AES contacts. Following close, AES will remain headquartered in Arlington, VA, and the Consortium intends to work closely with management and the Board to support continued execution of our strategic priorities. We are committed to a seamless transition and will share relevant updates as appropriate.

If you have any questions, please reach out to [your usual AES contact].

Thank you for your continued support. We look forward to continuing to serve you for years to come as we enter this exciting new chapter.

Best,
[Brandi Davis-Handy
President, AES Indiana
//
Tom Raga
President, AES Ohio]

Important Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction between AES and Horizon Parent, L.P. In connection with the proposed transaction, AES expects to file a proxy statement on Schedule 14A with the Securities and Exchange Commission (“SEC”). AES also may file other documents with the SEC regarding the proposed transaction. This communication is not a substitute for the proxy statement or any other document AES has filed or may file with the SEC and send to its stockholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the proxy statement (when available) and other documents that are filed or will be filed with the SEC by AES through the SEC’s website at www.sec.gov or through AES’ website at https://www.aes.com/investors/ or by contacting AES’ Investor Relations Team at invest@aes.com.

Participants in the Solicitation

AES, its directors and officers and other employees may be deemed to be participants in the solicitation of proxies from AES’ stockholders in connection with the proposed transaction. Additional information regarding the identity of the participants, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction (if and when they become available). Information relating to the foregoing can also be found in the “Compensation Discussion & Analysis,” “Security Ownership of Certain Beneficial Owners, Directors, and Executive Officers” and “Proposal 1: Election of Directors” sections in AES’ proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on March 19, 2025 (the “Annual Meeting Proxy Statement”). To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Annual Meeting Proxy Statement, such information has been or will be reflected on AES’ Initial Statements of Beneficial Ownership on Form 3 and Statements of Change in Ownership on Form 4 that are filed or will be filed with the SEC. You may obtain free copies of these documents (when available) using the sources indicated above.

Cautionary Statement Regarding Forward-Looking Information

The statements contained in this communication and statements that AES may make orally in connection with this communication that are not historical facts, including financial estimates and statements as to the expected timing, completion and effects of the transaction, are forward-looking statements. These forward-looking statements are based on AES’ current expectations, estimates and projections regarding, among other things, the expected date of closing of the transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by AES, all of which are subject to change. Actual results may differ materially from those projected in the forward-looking statements. These forward-looking statements involve risks and uncertainties and investors are directed to the risks discussed in documents filed by AES with the Securities and Exchange Commission, including the Form 8-K and press release filed by AES on March 2, 2026 announcing the transaction and the proxy statement to be provided to AES’ stockholders in connection with the transaction.

The following email communication was sent to certain partners by the Company on March 2, 2026.

Partner Email Template

[Dear Valued Partner // INSERT CUSTOMARY GREETING]:

As an important partner to AES, I wanted to reach out directly to share some important news that marks the beginning of the Company’s next chapter. This morning, we announced [LINK TO RELEASE] that AES has agreed to be acquired by a consortium of investors, led by Global Infrastructure Partners (GIP) and EQT, and will begin the process of becoming a privately held company. This announcement represents an important step forward in our journey, one that will allow us to leverage our capabilities; advance our strategy; deliver reliable, affordable and sustainable energy solutions; and create compelling near-term value for our stockholders and long-term value for all of our other stakeholders.

In case you are unfamiliar with GIP or EQT, they are both highly experienced, investment firms with deep experience investing in infrastructure energy businesses. GIP, which is a part of BlackRock, the world’s largest asset manager, is a leading infrastructure investor that specializes in investing in, owning and operating some of the largest and most complex assets across the energy, transport digital infrastructure, water and waste management sectors. EQT is a purpose-driven global investment organization with a 30-year track record of consistent investment performance across various sectors, including energy. Like AES, both of these organizations have a global presence and years of experience operating in multiple geographies. Importantly, they also share our commitment to safety, affordability and customer service.

We expect this transaction will allow us to move forward as an even stronger partner to you. [INSERT ADDITIONAL PARTNER-SPECIFIC MESSAGING AS NEEDED]

While we are excited to be taking this step forward, it is important to note that nothing is changing today. We expect the transaction to close in late 2026 or early 2027, subject to approval by AES stockholders, receipt of applicable federal, state and foreign regulatory approvals and the satisfaction of other customary closing conditions.

We will share updates on this process as appropriate, and if you have any questions, do not hesitate to reach out to [your usual AES contact].

Thank you for your continued support and partnership. We are confident that this transaction with the Consortium will enable us to continue supporting our corporate customers as they execute their ambitious goals as we continue providing safe, reliable and affordable energy to the communities we serve. We look forward to working together for years to come as we enter this exciting new chapter.

Sincerely,
Andrés Gluski
President and CEO

Important Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction between AES and Horizon Parent, L.P. In connection with the proposed transaction, AES expects to file a proxy statement on Schedule 14A with the Securities and Exchange Commission (“SEC”). AES also may file other documents with the SEC regarding the proposed transaction. This communication is not a substitute for the proxy statement or any other document AES has filed or may file with the SEC and send to its stockholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the proxy statement (when available) and other documents that are filed or will be filed with the SEC by AES through the SEC’s website at www.sec.gov or through AES’ website at https://www.aes.com/investors/ or by contacting AES’ Investor Relations Team at invest@aes.com.

Participants in the Solicitation

AES, its directors and officers and other employees may be deemed to be participants in the solicitation of proxies from AES’ stockholders in connection with the proposed transaction. Additional information regarding the identity of the participants, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction (if and when they become available). Information relating to the foregoing can also be found in the “Compensation Discussion & Analysis,” “Security Ownership of Certain Beneficial Owners, Directors, and Executive Officers” and “Proposal 1: Election of Directors” sections in AES’ proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on March 19, 2025 (the “Annual Meeting Proxy Statement”). To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Annual Meeting Proxy Statement, such information has been or will be reflected on AES’ Initial Statements of Beneficial Ownership on Form 3 and Statements of Change in Ownership on Form 4 that are filed or will be filed with the SEC. You may obtain free copies of these documents (when available) using the sources indicated above.

Cautionary Statement Regarding Forward-Looking Information

The statements contained in this communication and statements that AES may make orally in connection with this communication that are not historical facts, including financial estimates and statements as to the expected timing, completion and effects of the transaction, are forward-looking statements. These forward-looking statements are based on AES’ current expectations, estimates and projections regarding, among other things, the expected date of closing of the transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by AES, all of which are subject to change. Actual results may differ materially from those projected in the forward-looking statements. These forward-looking statements involve risks and uncertainties and investors are directed to the risks discussed in documents filed by AES with the Securities and Exchange Commission, including the Form 8-K and press release filed by AES on March 2, 2026 announcing the transaction and the proxy statement to be provided to AES’ stockholders in connection with the transaction.

The following email communication was sent to certain stakeholders of the Company on March 2, 2026.

Dear NAME,

I am reaching out to share the important update that AES has agreed to be acquired by a consortium led by Global Infrastructure Partners (GIP) and EQT, along with co-underwriters CalPERS and Qatar Investment Authority (QIA). Following the close of the transaction, AES will become a privately held company. The transaction is expected to close in late 2026 or early 2027, subject to stockholder and regulatory approvals and other customary closing conditions.

I wanted to personally inform you given our existing relationship with [NAME OF COMPANY/AFFILIATION OF STAKEHOLDER] and share a copy of the corporate press release here [INSERT LINK], which provides additional context on the transaction.

During this process, AES will continue to operate independently as a public company, with business continuing as usual. We will share updates on this process as appropriate, and if you have any questions, do not hesitate to contact me.

We view this transaction as a strong strategic opportunity, and as a private company we will be better positioned to accelerate the future of energy, while continuing to deliver reliable, affordable, and sustainable energy solutions.

Sincerely,

Important Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction between AES and Horizon Parent, L.P. In connection with the proposed transaction, AES expects to file a proxy statement on Schedule 14A with the Securities and Exchange Commission (“SEC”). AES also may file other documents with the SEC regarding the proposed transaction. This communication is not a substitute for the proxy statement or any other document AES has filed or may file with the SEC and send to its stockholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the proxy statement (when available) and other documents that are filed or will be filed with the SEC by AES through the SEC’s website at www.sec.gov or through AES’ website at https://www.aes.com/investors/ or by contacting AES’ Investor Relations Team at invest@aes.com.

Participants in the Solicitation

AES, its directors and officers and other employees may be deemed to be participants in the solicitation of proxies from AES’ stockholders in connection with the proposed transaction. Additional information regarding the identity of the participants, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction (if and when they become available). Information relating to the foregoing can also be found in the “Compensation Discussion & Analysis,” “Security Ownership of Certain Beneficial Owners, Directors, and Executive Officers” and “Proposal 1: Election of Directors” sections in AES’ proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on March 19, 2025 (the “Annual Meeting Proxy Statement”). To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Annual Meeting Proxy Statement, such information has been or will be reflected on AES’ Initial Statements of Beneficial Ownership on Form 3 and Statements of Change in Ownership on Form 4 that are filed or will be filed with the SEC. You may obtain free copies of these documents (when available) using the sources indicated above.

Cautionary Statement Regarding Forward-Looking Information

The statements contained in this communication and statements that AES may make orally in connection with this communication that are not historical facts, including financial estimates and statements as to the expected timing, completion and effects of the transaction, are forward-looking statements. These forward-looking statements are based on AES’ current expectations, estimates and projections regarding, among other things, the expected date of closing of the transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by AES, all of which are subject to change. Actual results may differ materially from those projected in the forward-looking statements. These forward-looking statements involve risks and uncertainties and investors are directed to the risks discussed in documents filed by AES with the Securities and Exchange Commission, including the Form 8-K and press release filed by AES on March 2, 2026 announcing the transaction and the proxy statement to be provided to AES’ stockholders in connection with the transaction.

The following email communication was sent to certain customers by the Company on March 2, 2026.

Top Tier Global Account Customers Email

[Dear Valued Customer / INSERT CUSTOMARY GREETING],

As an important customer of [AES / INSERT SUBSIDIARY], I wanted to reach out directly to share some important news that marks the beginning of AES’ next chapter. This morning, we announced [LINK TO RELEASE] that AES has agreed to be acquired by an investor consortium, led by Global Infrastructure Partners (GIP) and EQT, and will begin the process of becoming a privately held company.

This announcement represents an important step forward in our journey – one that will allow us to leverage our capabilities; advance our strategy; deliver reliable, affordable and sustainable energy solutions; and create compelling near-term value for our stockholders and long-term value for all of our other stakeholders. Over the past four decades, our mission has been to build a diverse portfolio of generation and storage solutions that meet the evolving energy demands of customers like you, and we are confident that the members of the Consortium are ideal partners for us as we continue that work on an even greater scale.

In case you are unfamiliar with GIP or EQT, they are both highly experienced investment firms with deep experience in investing in infrastructure energy businesses. GIP, which is a part of BlackRock, the world’s largest asset manager, is a leading infrastructure investor that specializes in investing in, owning and operating some of the largest and most complex assets across the energy, transport digital infrastructure, water and waste management sectors. EQT is a purpose-driven global investment organization and the largest private markets firm outside of North America, with $316B in total AUM, and 50 infrastructure assets totaling $91B in AUM, across the energy and environmental, digital, transport and social sectors. They are also one of the largest energy infrastructure investors globally, with a 100 GW+ energy pipeline across their active portfolio and decades of experience partnering with leading energy companies. Like AES, both of these organizations have a global presence and years of experience operating in multiple geographies.

Importantly, the Consortium shares AES’ commitment to safety, affordability and customer service. Under private ownership, AES will benefit from enhanced financial flexibility and improved access to long-term capital that will enable the Company to accelerate its growth strategy. In fact, this transaction will better position AES to drive long-term growth across our business units, including clean energy in the U.S. and critical energy infrastructure assets in Latin America. Furthermore, as a private company, we will continue to innovate for hyperscaler, mining and other large-load customers, delivering scalable, reliable clean energy solutions to support growing electricity demand and decarbonization goals – meaning we will be well-positioned to continue meeting your clean energy needs.

We expect the transaction to close in late 2026 or early 2027, subject to approval by AES stockholders, the receipt of applicable federal, state and foreign regulatory approvals and the satisfaction of other customary closing conditions. Until then, we will continue to operate as usual. This means your current contracts remain in place, and you will work with the same AES contacts. Following close, AES will remain headquartered in Arlington, VA, and the Consortium intends to work closely with management and the Board to support continued execution of our strategic priorities. We are committed to a seamless transition and will share relevant updates as appropriate.

If you have any questions, please reach out to [your usual AES contact].

Thank you for your continued support. We look forward to serving you for years to come as we enter this exciting new chapter.

Best,

Andrés Gluski

President and CEO

Important Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction between AES and Horizon Parent, L.P. In connection with the proposed transaction, AES expects to file a proxy statement on Schedule 14A with the Securities and Exchange Commission (“SEC”). AES also may file other documents with the SEC regarding the proposed transaction. This communication is not a substitute for the proxy statement or any other document AES has filed or may file with the SEC and send to its stockholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the proxy statement (when available) and other documents that are filed or will be filed with the SEC by AES through the SEC’s website at www.sec.gov or through AES’ website at https://www.aes.com/investors/ or by contacting AES’ Investor Relations Team at invest@aes.com.

Participants in the Solicitation

AES, its directors and officers and other employees may be deemed to be participants in the solicitation of proxies from AES’ stockholders in connection with the proposed transaction. Additional information regarding the identity of the participants, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction (if and when they become available). Information relating to the foregoing can also be found in the “Compensation Discussion & Analysis,” “Security Ownership of Certain Beneficial Owners, Directors, and Executive Officers” and “Proposal 1: Election of Directors” sections in AES’ proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on March 19, 2025 (the “Annual Meeting Proxy Statement”). To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Annual Meeting Proxy Statement, such information has been or will be reflected on AES’ Initial Statements of Beneficial Ownership on Form 3 and Statements of Change in Ownership on Form 4 that are filed or will be filed with the SEC. You may obtain free copies of these documents (when available) using the sources indicated above.

Cautionary Statement Regarding Forward-Looking Information

The statements contained in this communication and statements that AES may make orally in connection with this communication that are not historical facts, including financial estimates and statements as to the expected timing, completion and effects of the transaction, are forward-looking statements. These forward-looking statements are based on AES’ current expectations, estimates and projections regarding, among other things, the expected date of closing of the transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by AES, all of which are subject to change. Actual results may differ materially from those projected in the forward-looking statements. These forward-looking statements involve risks and uncertainties and investors are directed to the risks discussed in documents filed by AES with the Securities and Exchange Commission, including the Form 8-K and press release filed by AES on March 2, 2026 announcing the transaction and the proxy statement to be provided to AES’ stockholders in connection with the transaction.

The following email communication was sent to certain suppliers and vendors by the Company on March 2, 2026.

Supplier / Vendor Email

[Dear Valued Partner // INSERT CUSTOMARY GREETING]:

As an important [supplier / vendor] to [AES / INSERT SUBSIDIARY], I wanted to reach out directly to share some important news that marks the beginning of AES’ next chapter. This morning, we announced [LINK TO RELEASE] that AES has agreed to be acquired by an investor consortium, led by Global Infrastructure Partners (GIP) and EQT, and will begin the process of becoming a privately held company. This announcement represents an exciting step forward in our journey – one that will allow us to leverage our capabilities; advance our strategy; deliver reliable, affordable and sustainable energy solutions; and create compelling near-term value for our stockholders and long-term value for all of our other stakeholders.

In case you are unfamiliar with GIP or EQT, they are both highly experienced investment firms with deep experience investing in infrastructure energy businesses. GIP, which is a part of BlackRock, the world’s largest asset manager, is a leading infrastructure investor that specializes in investing in, owning and operating some of the largest and most complex assets across the energy, transport digital infrastructure, water and waste management sectors. EQT is a purpose-driven global investment organization and the largest private markets firm outside of North America, with $316B in total AUM, and 50 infrastructure assets totaling $91B in AUM, across the energy and environmental, digital, transport and social sectors. They are also one of the largest energy infrastructure investors globally, with a 100 GW+ energy pipeline across their active portfolio and decades of experience partnering with leading energy companies. Like AES, both of these organizations have a global presence and years of experience operating in multiple geographies. Importantly, they also share our commitment to safety, affordability, and customer service.

We expect this transaction will allow us to move forward as an even stronger partner to you. [INSERT ADDITIONAL SUPPLIER / VENDOR—SPECIFIC MESSAGING AS NEEDED]

While we are excited to be taking this step forward, it is important to note that nothing is changing today. We expect the transaction to close in late 2026 or early 2027 subject to approval by AES stockholders, the receipt of applicable federal, state and foreign regulatory approvals, and the satisfaction of other customary closing conditions. Until then, we remain an independent, public company and we are operating as usual. This means your current contracts will remain in place and you will work with the same AES contacts.

We are committed to ensuring a seamless transition through the close of the transaction and beyond. Following close, AES will remain headquartered in Arlington, VA, and the Consortium intends to work closely with management and the Board to support continued execution of our strategic priorities. We will continue to share updates on this process as appropriate, and if you have any questions, do not hesitate to reach out to [me / your usual AES contact].

Thank you for your continued support and partnership. We are confident that the members of the Consortium are ideal partners for us as we continue to work on building a diverse portfolio of generation and storage solutions that meet the evolving energy demands of customers on an even greater scale. We look forward to working together for years to come as we enter this exciting new chapter.

Sincerely,

Ricardo Falú

Executive Vice President and Chief Operating Officer

Important Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction between AES and Horizon Parent, L.P. In connection with the proposed transaction, AES expects to file a proxy statement on Schedule 14A with the Securities and Exchange Commission (“SEC”). AES also may file other documents with the SEC regarding the proposed transaction. This communication is not a substitute for the proxy statement or any other document AES has filed or may file with the SEC and send to its stockholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the proxy statement (when available) and other documents that are filed or will be filed with the SEC by AES through the SEC’s website at www.sec.gov or through AES’ website at https://www.aes.com/investors/ or by contacting AES’ Investor Relations Team at invest@aes.com.

Participants in the Solicitation

AES, its directors and officers and other employees may be deemed to be participants in the solicitation of proxies from AES’ stockholders in connection with the proposed transaction. Additional information regarding the identity of the participants, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction (if and when they become available). Information relating to the foregoing can also be found in the “Compensation Discussion & Analysis,” “Security Ownership of Certain Beneficial Owners, Directors, and Executive Officers” and “Proposal 1: Election of Directors” sections in AES’ proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on March 19, 2025 (the “Annual Meeting Proxy Statement”). To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Annual Meeting Proxy Statement, such information has been or will be reflected on AES’ Initial Statements of Beneficial Ownership on Form 3 and Statements of Change in Ownership on Form 4 that are filed or will be filed with the SEC. You may obtain free copies of these documents (when available) using the sources indicated above.

Cautionary Statement Regarding Forward-Looking Information

The statements contained in this communication and statements that AES may make orally in connection with this communication that are not historical facts, including financial estimates and statements as to the expected timing, completion and effects of the transaction, are forward-looking statements. These forward-looking statements are based on AES’ current expectations, estimates and projections regarding, among other things, the expected date of closing of the transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by AES, all of which are subject to change. Actual results may differ materially from those projected in the forward-looking statements. These forward-looking statements involve risks and uncertainties and investors are directed to the risks discussed in documents filed by AES with the Securities and Exchange Commission, including the Form 8-K and press release filed by AES on March 2, 2026 announcing the transaction and the proxy statement to be provided to AES’ stockholders in connection with the transaction.

The following communication was posted by The AES Corporation on social media platform LinkedIn on March 2, 2026.

Important Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction between AES and Horizon Parent, L.P. In connection with the proposed transaction, AES expects to file a proxy statement on Schedule 14A with the Securities and Exchange Commission (“SEC”). AES also may file other documents with the SEC regarding the proposed transaction. This communication is not a substitute for the proxy statement or any other document AES has filed or may file with the SEC and send to its stockholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the proxy statement (when available) and other documents that are filed or will be filed with the SEC by AES through the SEC’s website at www.sec.gov or through AES’ website at https://www.aes.com/investors/ or by contacting AES’ Investor Relations Team at invest@aes.com.

Participants in the Solicitation

AES, its directors and officers and other employees may be deemed to be participants in the solicitation of proxies from AES’ stockholders in connection with the proposed transaction. Additional information regarding the identity of the participants, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction (if and when they become available). Information relating to the foregoing can also be found in the “Compensation Discussion & Analysis,” “Security Ownership of Certain Beneficial Owners, Directors, and Executive Officers” and “Proposal 1: Election of Directors” sections in AES’ proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on March 19, 2025 (the “Annual Meeting Proxy Statement”). To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Annual Meeting Proxy Statement, such information has been or will be reflected on AES’ Initial Statements of Beneficial Ownership on Form 3 and Statements of Change in Ownership on Form 4 that are filed or will be filed with the SEC. You may obtain free copies of these documents (when available) using the sources indicated above.

Cautionary Statement Regarding Forward-Looking Information

The statements contained in this communication and statements that AES may make orally in connection with this communication that are not historical facts, including financial estimates and statements as to the expected timing, completion and effects of the transaction, are forward-looking statements. These forward-looking statements are based on AES’ current expectations, estimates and projections regarding, among other things, the expected date of closing of the

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transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by AES, all of which are subject to change. Actual results may differ materially from those projected in the forward-looking statements. These forward-looking statements involve risks and uncertainties and investors are directed to the risks discussed in documents filed by AES with the Securities and Exchange Commission, including the Form 8-K and press release filed by AES on March 2, 2026 announcing the transaction and the proxy statement to be provided to AES’ stockholders in connection with the transaction.

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